PIKE COUNTY LIGHT & POWER COMPANY

To

BANKERS TRUST COMPANY,

As Trustee

_______________

Indenture of Mortgage and Deed of Trust

_______________

Dated: July 15, 1971

$950,000 First Mortgage Bonds, 9% Series A due July 15, 2001

TABLE OF CONTENTS*

_______________

			PAGE

Parties			1
Recitals		Purpose of Indenture	5
		Authorization of Indenture	6
Granting Clauses:
	I	Real Estate	6
	II	Electric Sub-Stations	6
	III	Electric Transmission Lines	7
	IV	Electric Distribution Systems	7
	V	Gas Holders and Gas Distribution Control Equipment	7
	VI	Gas Distribution Systems	8
	VII	Franchises	8
	VIII	Excepted Property	8
Habendum
Grant in Trust

ARTICLE I.

Definitions and Constructions.

§1.01	Definitions:
		Account	9
		Affiliate	9
		Application of the Company Witten Order of the Company Written Request of the Company Written Consent of the Company and Certificate of the Company	9
		Authorized Newspaper	10
		Board of Directors	10
		Bond; Bondholder; holder of Bonds	10
		Bond Register; Bond Registrar	10
		Business Day	10
		Certificate of Independent Accountants	10
		Company	10
		Corporate Trust Office	10
		cost basis	10
		Counsel	11
		Defaulted Interest	11
		Denomination	11
		Engineer	11
		Indenture	11
		Independent	11
		lien hereof; lien of this Indenture	11
		Net Amount of Property Additions	11
		Net Income	11
		Net Income Available for Interest	11
		Opinion of Counsel	12
		Outstanding	12
		Permitted Encumbrances	12
		Person	13
		Property Additions	13
		Purchase Money Obligations	13
		Resolution of the Board	13
		Responsible Officer	13
		Retirements	14
		Retirements Credits	14
		Securities and Exchange Commission	14
		Sinking or Improvement Fund Deduction	14
		Stock Payments	14
		Subsidiary	14
		Trustee	15
		Trust Indenture Act of 1939	15
		Trust Estate; mortgaged premises; mortgaged property	15
		used for any purpose of the Indenture	15
		Wholly-owned Subsidiary	16

§1.02		Determinations in Accordance with Regulatory Authorities	16

§1.03		Truth and Accuracy of Certificates	16

§1.04		Cross References, etc	16

ARTICLE II.

Form, Execution, Delivery, Registration and Exchange of Bonds.

§2.01	Forms Generally	17

§2.02	Form of Bonds	18
	Form of Face of Series A Bond	18
	Form of Trustee’s Certificate	19
	Form of Reverse of Series A Bond	19

§2.03	Authentication	21

§2.04	Lost, Stolen, Destroyed Bonds	21

§2.05	Registration, Registration of Transfer and Exchange	21

§2.06	Payment of Interest, Interest Rights Reserved	23

1

ARTICLE III.

Initial Issue of Bonds.

§3.01	Initial Issue	24

§3.02	Other Issues Unlimited	24

§3.03	Unsold Bonds to be Cancelled	24

ARTICLE IV.

Authentication and Delivery of Additional Bonds Upon
the Basis of Property Additions.

§4.01	Property Additions Certificate, Opinions and Other Documents	24

ARTICLE V.

Authentication and Delivery of Additional Bonds Upon Deposit
of Cash With Trustee.

§5.01	Cash, Opinions and Other Documents	28

§5.02.	Withdrawal of Cash	28

ARTICLE VI.

Authentication and Delivery of Additional Bonds
Upon Retirement of Bonds.

§6.01	Bonds, Opinions and Other Documents	29

§6.02	Bonds to be Cancelled	30

ARTICLE VII.

Certain Covenants.

§7.01	Warranty of Title	30

§7.02	Further Assurances	30

§7.03	Payment of Bonds	30

§7.04	Office or Agency	30

§7.05	Payment of Taxes; Restrictions on Other Liens	31

§7.06	Recording	31

§7.07	Maintenance and Repairs	32

§7.08	Insurance	32

§7.09	Insurance Certificate	33

§7.10	Advances by Trustee	33

§7.11	Records and Accounts	34

§7.12	Issue of Bonds	34

§7.13	Dividends, Retirements of Stock, etc	34

§7.14	Subsidiaries Prohibited; Exceptions	35

§7.15	Sale, Merger, Consolidation, etc	35

§7.16	Management, etc., Fees	35
	Definitions of “Stockholding Group”	35

§7.17	Limitation on Funded Debt	36
	Definitions of “Funded Debt”, “Capitalization” and “Debt”	36

§7.18	Certificate of Compliance and No Default	36

2

ARTICLE VIII.

Sinking or Improvement Funds.

§8.01	Sinking or Improvement Funds	37
	Anticipation of Mandatory Redemption Date	37
	Certificate of the Company filed pursuant to	37

§8.02	Separate Payment of Interest	38

§8.03	Selection of Bonds for Redemption; Notice of Redemption	38

§8.04	Sinking Fund Moneys Held in Trust	38

ARTICLE IX.

Redemption of Bonds.

§9.01	Election to Redeem	39
	Method and Contents of Notice	39
	Allocation;	39
	Partial Redemption of Registered Bonds	39

§9.02	Deposit of Redemption Price	40

§9.03	Effect of Redemption	40

§9.04	Optional Redemptions	40

§9.05	Redemptions for Sinking or Improvement Fund	40

§9.06	Disposition of Bonds	40

ARTICLE X.

Possession, Use and Release of Mortgaged and
Pledged Property.

§10.01	Disposition Without Release	41

§10.02	Releases	42
	Certificate of the Company filed pursuant to	42

§10.03	Eminent Domain	44

§10.04	Release Notwithstanding Default	44

§10.05	Powers Exercisable by Trustee or Receiver	44

§10.06	Purchasers Protected	44

§10.07	Taking of Substantially All of Trust Estate	44

ARTICLE XI.

Withdrawal of Trust Moneys.

§11.01	Trust Moneys Defined	45

§11.02	Withdrawal on Basis of Property Additions	45

§11.03	Withdrawal on Basis of Retirement of Bonds	46

§11.04	Application of Trust Moneys to Payment on Redemption or Purchase of Bonds	46

§11.05	Deposit of Instruments in Lieu of Cash	46

§11.06	Trust Moneys Held more than Two Years to be Applied	46

§11.07	Disposition of Bonds	46

3

ARTICLE XII.

Remedies of the Trustee and Bondholders.

§12.01	Interest Not to be Extended	47

§12.02	Events of Default; Acceleration of Maturity	47

§12.03	Entry	48

§12.04	Power of Sale; Suits for Enforcement	48

§12.05	Notice of Sale	48

§12.06	Deeds to Purchasers; Application of Bonds towards Purchase Price
	Application of Proceeds	49

§12.07	Collection of Indebtedness by Trustee	50

§12.08	Limitation on Suits under Indenture by Bondholders	50

§12.09	No Limitation on Suits on Bonds; Remedies Cumulative
	Delay not to Impair Remedies	50

§12.10	Directions by Bondholders	51

§12.11	Waiver of Appraisement, etc., Laws	51

§12.12	Limitations of Individual Liability	51

§12.13	Bonds Held by Company not Entitled to Distribution	51

ARTICLE XIII.

Supplemental Indentures.

§13.01.	Supplemental Indentures	52

§13.02	Trustee Authorized to Execute	53

§13.03	Notation on Bonds	53

ARTICLE XIV.

Concerning the Trustee.

§14.01	Duties of Trustee; Limitations	53

§14.02	Trustee May Act Through Agents	53

§14.03	Request and Indemnity	54

§14.04	Reliance on Documents	54

§14.05	Reliance Upon Counsel, Accountants, Certificates of Company, etc	54

§14.06	Bondholders May Examine Documents Filed With Trustee	54

§14.07	Trustee May Be Owner or Pledgee of Bonds	54

§14.08	Trustee Makes No Representations as to Certain Matters	54

§14.09	Compensation	54

§14.10	Resignation; Removal	54

§14.11	Merger or Consolidation of Trustee	55

§14.12	Co-Trustee	55

ARTICLE XV.

Discharge of Mortgage.

§15.01	Discharge of Mortgage	56

ARTICLE XVI.

Miscellaneous Provisions.

§16.01	Successors and Assigns	56

§16.02	Counterparts	56

§16.03	Notices	56

§16.04	Headings Not to Affect Construction	56

§16.05	Date of Instrument	56

§16.06.	Schedules Referred to in Granting Clauses	56

4

INDENTURE, dated July 15, 1971, between Pike County Light & Power Company, a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania (hereinafter called the “Company”), having its principal office at 219½ Broad Street, Milford, Pennsylvania 18337, party of the first part, and BANKERS TRUST COMPANY, a corporation duly organized and existing under the laws of the State of New York (hereinafter called the “Trustee”), having its principal office at 16 Wall Street, New York, New York 10015, party of the second part.

Whereas, the Company has corporate power and authority to borrow money from time to time for its corporate purposes and to issue therefor its bonds and other obligations, and to secure the prompt payment thereof by mortgage and/or pledge of its franchise rights, privileges and properties hereinafter described, and, for its corporate purposes, the Company has determined to make and issue its bonds, to be mown as its First Mortgage Bonds (herein called the “Bonds”), as hereinafter provided; and

Whereas, the Bonds are to be in one or more series, each series to be dated as of such date or dates, to bear such rate of interest, to mature at such time or times, to bear such designation, and to contain such other specifications and provisions as are hereinafter in this Indenture provided or permitted; and

Whereas, the Company under and pursuant to the power and authority aforesaid has determined to secure the prompt payment of the principal of and interest and premium, if any, on all the Bonds by executing and delivering to the Trustee an indenture of mortgage and deed of trust in the terms of this Indenture, mortgaging and pledging the hereinafter described property; and

Whereas, the execution of this Indenture has been duly authorized by the Board of Directors and stockholders of the Company and all other things necessary to constitute this Indenture a valid mortgage and deed of trust to secure the payment of the principal of and interest and premium, if any, on all Bonds to be issued hereunder have been done and performed, and the creation, execution and delivery of this Indenture, and the creation, execution and issue of the Bonds to be initially issued hereunder, have in all respects been duly authorized; and

Whereas, the initial series of Bonds created under this Indenture is to be known as First Mortgage Bonds, 9% Series A due July 15, 2001 (herein called the “Series A Bonds”) and is to consist of registered Bonds without coupons only;

5

Now, Therefore, This Indenture Witness:

That to secure the payment of the principal of and interest and premium, if any, on such Bonds as may at any time be issued and outstanding under this Indenture, according to their tenor and effect, and the due performance of the covenants, agreements and provisions herein and in the Bonds contained, and to declare the terms and conditions upon which Bonds are to be issued, the Company, party of the first part, in consideration of the premises and of the purchase and acceptance of said Bonds by the holders thereof, and of the sum of One Dollar lawful money of the United States of America to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, has executed and delivered these presents and has granted, bargained, sold, warranted, aliened, remised, released, conveyed, confirmed, assigned, transferred, mortgaged, pledged and set over, and by these presents does grant, bargain, sell, warrant, alien, remise, release, convey, confirm, assign, transfer, mortgage, pledge and set over, unto the Trustee, party of the second part, and to its respective successors in the trust hereby created and assigns forever, all of the property, real, personal and mixed, now owned by the Company, situate in Pike County, in the Commonwealth of Pennsylvania, or elsewhere (except the property expressly excepted from the lien hereof) and also all of the property, real, personal and mixed, hereafter acquired by the Company wherever situate (except the property hereinafter expressly excepted from the lien hereof), including both as to property now owned and property hereafter acquired (without in any wise limiting or impairing by the enumeration of the same the scope and intent of the foregoing or of any general description contained in this Indenture):

I

Real Estate

All those certain lots, tracts and parcels of land more particularly described in Schedule A hereto.

II

Electric Sub-Stations

All electric sub-stations and sub-station sites of the Company, including all buildings, structures, towers, poles, all equipment for transforming, converting and distributing electric energy owned by the Company and all land of the Company on which the same are situated and all of the Company’s land and easements, rights of way, rights, machinery, boilers, equipment, appliances, devices, licenses and supplies forming a part of said sub-stations, or any- of them, or used or enjoyed, or capable of being used or enjoyed in connection with any thereof, and whether now owned by the Company or hereafter acquired, including those more particularly described in Schedule B hereto, together with all other electric sub-stations and sub-station sites or parts thereof owned or hereafter acquired by the Company whether developed or undeveloped, or partially developed, and whether now equipped or operating or not and wherever situated, and all property acquired for use in connection therewith, including towers, poles, machinery, equipment, appliances and devices, appurtenances and supplies, buildings and other structures owned or hereafter acquired by the Company, and all of the Company’s lands on which any of the same are situated, and whether now owned, or hereafter acquired, and also all rights of way, easements, permits, franchises, privileges and licenses owned by the Company, used or enjoyed in connection therewith, whether now owned or hereafter acquired.

6

III

Electric Transmission Lines

All electric transmission lines of the Company and all extensions, branches and taps thereof, including the towers, poles, pole lines, wires, switch racks, insulators and other appliances and equipment owned by the Company and all other property of the Company, real, personal or mixed forming a part thereof or appertaining thereto, together with all the Company’s rights of way, easements, permits, privileges and consents, licenses and rights for or relating to the construction, maintenance or operation thereof, through, over, under or upon public streets or highways or other lands, public or private, including those more particularly described in Schedule C-1 hereto, together with all other electric transmission lines and all additions, extensions, branches, taps, developments and improvements of transmission lines owned or hereafter acquired by the Company wherever situated, whether connected or not connected with any of the foregoing transmission lines, as well as all of the Company’s rights of way, easements, permits, privileges, rights, licenses and consents for or relating to the construction, maintenance or operation of said lines or any of them, or any part thereof, under or upon the public streets or highways, or any public or private lands whether now owned or hereafter acquired.

IV

Electric Distribution Systems

The electric distribution systems of the Company, including towers, poles, wires, insulators, appliances, devices, appurtenances and equipment, including all property of the Company, real or personal, forming a part of, or used, occupied or enjoyed in connection with or in any way appertaining to said distribution systems, or any of them, whether now owned or hereafter acquired, as well as all rights of way, easements, permits, privileges, municipal or other franchises, licenses, consents and rights for or relating to the construction, maintenance or operation thereof, or any part thereof, through, over, under or upon public or private lands, including those more particularly described in Schedule C-2 hereto, together with all branches, extensions, improvements and developments of or appertaining to or connected with said electric distributing systems, or any of them, and all other electric distributing systems of the Company and parts thereof wherever situated, and whether now owned or hereafter acquired, as well as all rights of way, easements, privileges, permits, municipal or other franchises, consents and rights for or relating to the construction, maintenance or operation thereof, or any part thereof, through, over, under or upon public or private lands, whether now owned or hereafter acquired.

V

Gas Holders And Gas Distribution Control Equipment

All gas holders, tanks, piping, valves, instruments and appurtenances thereto and all other appliances and equipment appertaining thereto, and all other property of the Company, real or personal, forming a part thereof, including those more particularly described in Schedule D hereto, together with all other gas holders, tanks, piping, valves, instruments and appurtenances thereto and equipment appertaining thereto, and all other property of the Company, real or personal, forming a part thereof, whether connected or not connected with any of the foregoing equipment whether now owned or hereafter acquired.

7

VI

Gas Distribution Systems

All gas distribution systems of the Company, all mains, valves, drips, services, shut-off cocks, piping, curb and valve boxes, pits, governors and regulators, pressure control instruments and equipment and all other property of the Company, real, personal or mixed forming a part thereof or appertaining thereto, now owned by the Company or hereafter acquired, together with all the Company’s rights of way, easements, permits, privileges and consents, licenses and rights for or relating to the construction, maintenance or operation thereof, through, over, under or upon any public streets or highways or other lands, public or private, including those more particularly described in Schedule E hereto, together with all branches, extensions, improvements and developments of, or appertaining to or connected with said gas distribution systems, or any of them, and all other gas distribution systems of the Company and parts thereof, wherever situated, whether connected or not connected with any of the foregoing systems, and whether now owned or hereafter acquired, as well as all of the Company’s rights of way, easements, privileges, permits, municipal or other franchises, licenses, consents and rights for or relating to the construction, maintenance or operation thereof, or any part thereof, through, over, under or upon any public streets or highways or public or private lands whether now owned or hereafter acquired.

VII

Franchises

All and singular, the franchises, grants, permits, certificates of convenience and necessity, immunities, privileges and rights of the Company owned and held by it at the date of the execution hereof or hereafter acquired for the construction, maintenance and operation of the electric and gas systems now owned or hereafter acquired by the Company, as well as all franchises, grants, permits, certificates, immunities, privileges and rights of the Company used or useful in the operation of the property now or hereafter mortgaged hereunder, including all and singular the franchises, grants, permits, certificates, immunities, privileges and rights of the Company granted by the governing authorities of any cities and towns, or other municipalities or political subdivisions, and all renewals, extensions and modifications of said franchises, grants, permits, certificates, immunities, privileges and rights.

VIII

Excepted Property

It is not intended to include in the lien hereof and this grant shall not be deemed to apply to

(1) any cash, shares of stock or any bills, notes or accounts receivable, contracts or choses in action (except cash deposited with the Trustee pursuant to any of the provisions of this Indenture and except any shares of stock, bills, notes or accounts receivable, contracts or choses in action specifically subjected or required to be subjected to the lien hereof), or

(2) any bonds, notes, evidences of indebtedness, judgments, shares of stock or other securities, accounts and choses in action except such as are or may be specifically subjected or required to be subjected to the lien hereof, or

(3) any vehicles, including automobiles, trucks, tractors, boats, vessels and aircraft, or

(4) any oil, gas, coal and other minerals together with the right to mine and drill and remove the same, or

(5) any office equipment, furniture, or construction equipment acquired for temporary use, or

(6) any materials, supplies, merchandise, goods and appliances acquired or held for the purpose of sale in the ordinary course of business, or any fuel, materials, supplies and similar personal property which is consumable in its use in the operation of the plants or systems of the Company (property of the character described in the foregoing Clauses (1), (2), (3), (4), (5) and in this Clause (6) being herein sometimes called “Excepted Property”) ; provided, however, that if an Event of Default shall happen and be continuing and if thereafter the Trustee or a receiver or trustee shall enter upon and take possession of the mortgaged property, such Trustee or receiver or trustee may, to the extent not prohibited by law, take possession. of any and all of the Excepted Property then on hand and use and administer and consume the same to continue the operations of the mortgaged property in all respects as if such Excepted Property were part of the mortgaged property, accounting therefor, if required by law, to such persons, if any, as may be lawfully entitled to such an accounting.

8

The Company may, however, expressly convey, mortgage, assign, transfer, deposit or pledge to or with the Trustee any of the Excepted Property, which shall thereupon cease to be Excepted Property.

To Have And To Hold the property and franchises and contracts, if any, hereby conveyed and assigned, or intended so to be, unto the Trustee and its successors in trust forever;

Subject, however, as to property hereby conveyed, to Permitted Encumbrances, as hereinafter defined, if any;

But In Trust Nevertheless, under and subject to the terms and conditions hereinafter set forth, for the equal pro rata benefit and security of each and every the persons who may be or become the holders of Bonds hereby secured, without preference, priority or distinction as to lien or otherwise of any Bond over or from the others by reason of priority in the issue or negotiation thereof, or by reason of the date of maturity thereof, or otherwise (except as any sinking, amortization, improvement, renewal or other analogous fund, established in accordance with the provisions hereof, may afford additional security for the Bonds of any particular series and except as provided in § 12.01 and § 12.13).

Upon Condition that, if the Company, its successors and assigns, shall pay or cause to be paid the principal of and interest and premium, if any, on said Bonds or shall provide as permitted hereby for the payment thereof by depositing with the Trustee the entire amount due or to become due thereon for principal, interest and premium, if any, and shall comply with the provisions of Article XV, and if the Company shall also pay or cause to be paid all other sums payable hereunder by it, and shall strictly observe and perform all of the terms, provisions and conditions of this Indenture, then this Indenture and the estate and rights hereby granted shall cease, terminate and be void, otherwise to be and remain in full force and effect.

This Indenture Further Witnesseth, that the Company has agreed and covenanted, and hereby does agree and covenant with the Trustee and its successors and assigns and with the respective holders from time to time of the Bonds, or any thereof, as follows:

ARTICLE I

Definitions And Constructions

§ 1.01. Definitions. The terms defined in this § 1.01 (except as in this Indenture otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this § 1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939, as amended, or which are by reference in such Act defined in the Securities Act of 1933, as amended (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of the execution of this Indenture.

“Accountant” shall mean a certified accountant or firm of certified accountants (whether a partnership or a corporation) engaged in accounting work or business, and, whether or not required to be “Independent”, may but need not be the certified accountant or firm of certified accountants who regularly audit the books of the Company.

“Affiliate” shall mean a person which directly or indirectly through one or more intermediaries (a) controls, or is controlled by, or is under common control with, the Company or (b) owns twenty-five per cent. (25%) or more of the voting stock of the Company.

“Application of the Company”, “Written Order of the Company”, “Written Request of the Company”, “Written Consent of the Company” and “Certificate of the Company” shall mean, respectively, an application, order, request, consent or certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company. An “application” for the authentication and delivery of Bonds, or the release of property or the withdrawal of cash, under any Article of this Indenture, shall consist of, and shall not be deemed complete until the Trustee shall have been furnished with, such resolutions, certificates, opinions, cash, Bonds and other instruments as are required by such Article to establish the right of the Company to the authentication and delivery of such Bonds, or to such release or to such withdrawal, as the case may be.

9

“Authorized Newspaper” shall mean a newspaper printed in the English language and customarily published on each. Business Day and of general circulation in the Borough of Manhattan, City and State of New York.

“Board of Directors” shall mean the Board of Directors of the Company or the Executive Committee thereof.

“Bond” shall mean one of the bonds issued hereunder. “Series A Bond” shall mean one of the First Mortgage Bonds, 9% Series A due July 15, 2001, issued hereunder. Bonds shall be deemed to have been “issued” hereunder when duly authenticated by the Trustee and delivered to or upon the order of the Company pursuant to any of the provisions of this Indenture. “Bondholder” or

“holder of Bonds” or any similar terms shall mean the person in whose name the same is registered. Any reference to the holders of a particular percentage or proportion of the Bonds, or to the holders of a particular percentage or proportion of the Bonds of a particular series, shall mean the holders at the time in question of the specified percentage or proportion in aggregate principal amount of all the Bonds then outstanding under this Indenture, or of all the Bonds of such particular series then outstanding under this Indenture, as the case may be, excluding Bonds owned by or for the account or benefit of the Company or an. Affiliate of the Company, except that the Trustee in determining any such percentage or proportion shall be protected so long as all Bonds which the Trustee knows are so owned are so excluded.

“Bond Register” and “Bond Registrar” shall have the respective meanings specified in § 2.05.

“Business Day” shall mean a day which is neither a Saturday, a Sunday nor a day on which banking institutions in New York City are authorized by law to close.

“Certificate of independent Accountants” shall mean a certificate or opinion signed by an Independent Accountant or Independent Accountants acceptable to the Trustee but who may be the regular Independent Accountants .retained by the Company to audit its books. The acceptance by the Trustee of, and its action on, such a certificate or opinion shall be sufficient evidence that such Accountant is acceptable to the Trustee.

“Company” shall mean the party of the first part hereto, Pike County Light & Power Company, and shall also include its successors becoming such in accordance with the provisions of the Indenture.

“Corporate Trust Office” shall mean the principal office of the Trustee in the Borough of Manhattan, City and State of New York, United States of America, at which at any particular time its corporate trust business shall be administered.

“cost basis”, when used with reference to Retirements, shall mean, as to any property owned by the Company on June 30, 1971, the amount at which same was carried on the books of the Company, at such date, without deducting therefrom applicable reserves for depreciation and/or for Retirements as of that date, and as to any property acquired subsequent to such date, the cost thereof.

10

“Counsel” shall mean a person or firm of persons engaged in the independent practice of law, acceptable to the Trustee, who may but need not be a person or persons regularly retained by the Company or by an Affiliate.

“Defaulted Interest” shall have the meaning specified in § 2.06.

“Denomination”, when used with respect to any Bond or Bonds, shall mean the face amount thereof.

“Engineer” shall mean an individual, a co-partnership or a corporation engaged in the engineering profession, who shall be selected by the Company in the exercise of reasonable care and acceptable to the Trustee, and who, unless specifically required to be an Independent Engineer, may be but need not be an officer or employee of the Company or of an Affiliate.

“Indenture” shall mean this Indenture of Mortgage and Deed of Trust, either as originally executed or as the same may from time to time be supplemented, modified or amended.

“Independent”, when applied to any Accountant, Engineer or other person signing any other certificate or report, shall mean such a person who (1) is in fact independent, (2) does not have any substantial interest, direct or indirect, in the Company or in any Affiliate and (3) is not connected with the Company or any Affiliate of the Company as an officer, employe, promoter, underwriter, trustee, partner, director or person performing similar functions.

“lien hereof” and “lien of this Indenture” shall mean the lien created by these presents, including the lien created by the granting clauses hereof on properties hereafter acquired.

“Net Amount of Property Additions”, when used with reference to Property Additions included in any particular Certificate of the Company, shall mean the excess, if any, of

(a) The lesser of cost (determined in compliance with § 1.02) or fair value to the Company (as certified in the relevant Certificates delivered hereunder with respect thereto) of all such Property Additions (herein called the. “Gross Amount of Property Additions”) over

(b) An amount equal to (x) the cost basis of all Retirements not theretofore reflected in a Certificate filed with the Trustee (less Retirements Credits, if any, the extent that the same have not previously been used as a Retirements Credit) plus (y) any Sinking or Improvement Fund Deduction not previously deducted in computing the Net Amount of Property Additions in a Certificate filed with the Trustee.

“Net Income” of the Company for any period shall be determined in accordance with § 1.02 after all income deductions, including (without limitation) interest on all outstanding indebtedness, amortization of debt discount and expense, amortization of all other deferred items properly subject to amortization, provisions for all taxes, including income taxes, provisions for all contingency reserves, whether general or special, and provisions for depreciation and obsolescence.

“Net Income Available for Interest” of the Company for any period shall be determined by adding to the Net Income of the Company for such period (but only to the extent that the same were deducted in computing such Net Income) (i) all interest charges for such period, including interest charged to construction in accordance with sound accounting practice, (ii) all amortization of debt discount and expense for such period, and (iii) all income taxes, excess profits taxes or other like taxes imposed on, or measured by, income determined after deduction of interest charged for such period, and by deducting from such Net Income of the Company for such period the amount, if any, by which net non-operating revenues of the Company for such period exceed ten percent (10%) of the gross operating revenues of the Company for such period. If at the time of any such computation any particular property of the Company, the earnings of which can be separately determined with reasonable accuracy under the bookkeeping practice of the Company, is subject to any lien or other encumbrance (except Permitted Encumbrances which are not Purchase Money Obligations) prior to the lien hereof, securing indebtedness in excess of Fifty Thousand Dollars ($50,000), the net earnings of such property, estimated if necessary, shall be excluded in making the foregoing computation of Net Income Available for Interest. If any Retirements having an aggregate cost basis in excess of Fifty Thousand Dollars ($50,000), the earnings of which can be separately determined with reasonable accuracy under the bookkeeping practice of the Company, shall have occurred within or after the period for which the calculation of net income is made and before the authentication and delivery of the Bonds in respect to which the Net Income Available for Interest has been computed, the Net Income Available for Interest for such period shall exclude the net earnings, estimated if necessary, of such Retirements.

11

“Opinion of Counsel” shall mean an opinion in writing signed by legal Counsel who may be an employee of or Counsel to the Company.

“outstanding”, when used as of any particular time with reference to Bonds, shall mean all the Bonds which theretofore shall have been issued under this Indenture, except:

(a) Bonds theretofore cancelled or surrendered to the Trustee for cancellation;

(b) Bonds, or portions thereof, for the payment or redemption of which money in the necessary amount shall have been deposited with the Trustee, whether upon or prior to the maturity or the redemption date of such Bonds, or portions thereof, provided that if such Bonds are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given, as provided herein, or provision satisfactory to the Trustee shall have been made therefor;

(c) Bonds in lieu of and in substitution for which other Bonds shall have been authenticated and delivered pursuant to the terms of § 2.04, unless proof satisfactory to the Trustee is presented that any such Bonds are held by bona fide purchasers ; and

(d) Bonds deposited with or held by the Trustee under any of the provisions of this Indenture, including any so held under any Sinking or Improvement Fund or other similar fund.

“Permitted Encumbrances” shall mean as of any particular time any of the following:

(1) Liens for taxes, assessments or governmental charges which are not yet due or delinquent.

(2) Liens for taxes, assessments or governmental charges which are delinquent but the validity of which is being contested at the time in good faith as provided in § 7.05.

(3) Liens and charges incidental to current operation or construction during the six months next preceding such time which have not been filed or asserted.

(4) Liens, securing obligations neither assumed by the Company nor on account of which it customarily pays interest, existing, either at the date of execution hereof, or, as to property thereafter acquired, at the time of acquisition by the Company, upon real estate or rights in or relating to real estate acquired by the Company for transmission line, distribution line, or right of way purposes.

(5) Liens for workmen’s compensation awards not due or delinquent.

(6) Rights reserved to or vested in any municipality or other public authority to purchase or acquire any properties of the Company.

(7) Liens or other encumbrances as to which cash sufficient to pay or redeem all indebtedness secured thereby shall be held in trust irrevocably for such purpose by the Trustee.

(8) Zoning laws and ordinances, easements, rights of way, restrictions and similar encumbrances and minor defects or irregularities of title which do not impair the use of the property in the operation of the business. In determining, for the purpose of any opinion to be delivered hereunder, whether any such defect, irregularity, law or ordinance, or easement, right-of-way, restriction or similar encumbrance impairs the use of the property subject thereto in the operation of the business of the Company, counsel giving such opinion may rely on a certificate of an Engineer.

(9) The lien of this Indenture.

(10) Liens which are by their terms made expressly junior to this Indenture.

(11) Purchase Money Obligations permitted by § 7.05 and liens of the Trustee for expenses as provided in § 1.03.

12

“person” shall mean an individual, a corporation, a partnership, a trust or unincorporated organization, or any other legal entity.

“Property Additions” shall mean real estate owned in fee easements and rights of way in respect of real estate, buildings, poles, wires, pipes, mains, structures, machinery, instruments, equipment and other physical properties, real or personal, situated in the Commonwealth of Pennsylvania or in contiguous states (including paving, grading and other improvements to public highways and streets required in connection with the installation or repair of overhead, surface or underground facilities of the Company and paid for by the Company, notwithstanding that title thereto may not be in the Company), useful to the

Company in the business (herein called the “Utility Business”) of supplying electricity and gas as a public utility; provided that such properties shall have been acquired by consolidation, merger or in any other way, or made or constructed by the Company after the date of execution of this instrument, or in the case of properties in process of construction or erection, in so far as actually constructed or erected by the Company subsequent to the date of execution of this instrument.

“Property Additions” shall not include

(a) any Excepted Property, or

(b) any property acquired or constructed by the Company the cost of which may not under § 1.02 properly be capitalized, or

(c) any property subject to any lien or encumbrance except Permitted Encumbrances -which are not Purchase Money Obligations.

“Purchase Money Obligations” shall have the meaning specified in § 7.05.

“Resolution of the Board” shall mean a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors of the Company.

“Responsible Officer”, when used with respect to the Trustee, shall mean any one of the following: the chairman of the board of directors or of the board of trustees, the vice chairman of the board of directors or of the board of trustees, the chairman of the trust committee, the president, any vice president, any assistant vice president, any second vice president, the secretary, any assistant secretary, the treasurer, assistant treasurer, any trust officer, any assistant trust officer, the cashier, or any authorized officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

13

“Retirements” shall mean:

(a) All property which shall have been released from the lien hereof,

(b) All mortgaged property which shall have been worn out, retired or abandoned or which has otherwise permanently ceased to be used or useful in the Utility Business of the Company, and

(c) All mortgaged property which has been destroyed.

“Retirements Credits” shall mean the following credits, which (to the extent that the same have not previously been so used) may be applied against Retirements :

(a) The amount of cash and/or other consideration received by the Trustee in connection with the release of any mortgaged property, and

(b) The amount of insurance monies paid to the Trustee pursuant to the provisions of § 7.08 on account of the destruction of any mortgaged property.

“Securities and Exchange Commission” shall mean the Commission of that name created under the Securities Exchange Act of 1934 of the United States of America, or in case such Commission shall not be existing and performing the duties now performed by it, then the body performing the duties theretofore performed by said Securities and Exchange Commission. The term “Securities Exchange Act of 1934” shall mean the Securities Exchange Act of 1934 of the -United States of America as such Act was in force on the date of execution of this Indenture.

“Sinking or Improvement Fund Deduction” shall have the meaning specified in § 8.01.

“Stock Payments” shall have the meaning specified in § 7.13. “Amount” when used with reference to a Stock Payment shall mean the amount of cash paid, and the greater of net book value or fair market value at the time of distribution of property distributed, in respect of such Stock Payment.

“Subsidiary” of the Company shall mean any corporation more than fifty per cent. (50%) of the issued and outstanding stock of which having ordinary voting power (other than stock which has acquired such power only by reason of the happening of a. contingency) shall at the time be directly or indirectly through one or more intermediaries owned or controlled by the Company.

14

“Trustee” shall mean Bankers Trust Company, a corporation duly organized and existing under the laws of the State of New York, and, subject to the provisions of Article XIV, shall also include it, successors and assigns.

“Trust Indenture Act of 1939” shall mean (except as herein otherwise provided) the Trust Indenture Act of 1939 as in force at the date of execution of this Indenture.

“Trust Estate”, “mortgaged premises” and “mortgaged property” shall mean as of any particular time the property which at said time is subject to the lien of this Indenture.

“used for any purpose of the Indenture”: Whenever the Company is required to state in any Certificate of the Company delivered hereunder that property has not theretofore been “used for any purpose of the Indenture”, such phrase shall mean (1) (when used with reference to property other than Bonds) that the property in question was not owned by the Company on the date of execution of this Indenture, that such property has not been (and will not, by any then pending application, be) made the basis for the authentication of additional Bonds hereunder or for the withdrawal of any cash from the Trustee or from the trustee or other holder of a prior lien or for any credit in lieu of cash under any provision of the Indenture and that no part of said property includes any property acquired or constructed to replace property disposed of pursuant to § 10.01 or to repair, replace or restore insured property the proceeds of the insurance on which shall not have been required to be paid to the Trustee pursuant to the provisions of the Indenture and that no part of said property has been included in a Certificate of the Company delivered to the Trustee to meet the requirements of any other provisions of the Indenture, which may be satisfied by the use of Property Additions; and (ii) (when used with reference to Bonds) that the Bonds in question have not, in. any other previous or then pending application, been made the basis for the authentication of additional Bonds hereunder or for the withdrawal of any cash from the Trustee or from a trustee or other holder of a prior lien or have not been redeemed (other than pursuant to § 9.04) or paid through the application of cash by the Trustee or the trustee or other holder of a prior lien, or that such Bonds have not been retired through the operations of, or delivered to the Trustee in satisfaction of the obligation of, the Company in respect of, any provisions of any amortization, improvement, renewal, replacement, sinking, or other analogous fund or have not been cancelled upon the issuance of other Bonds in exchange or substitution therefor. The fact that property has theretofore become subject to the lien of the Indenture, or is required so to be, shall not be deemed to mean that the same has theretofore been “used for any purpose of this Indenture”.

15

“Wholly-owned Subsidiary” of a corporation shall mean a Subsidiary all of the issued and outstanding stock of which (except directors’ qualifying shares) shall at the time be owned by such corporation.

§ 1.02. Determinations In Accordance With Regulatory Authorities. All determinations of costs of Property Additions or of earnings pursuant to this Indenture shall be made and all financial statements to be delivered hereunder shall be prepared in accordance with the practice lawfully prescribed by the Public Utility Commission of the Commonwealth of Pennsylvania or other lawfully prescribed practice and, in the absence of any practice so prescribed, in accordance with sound accounting practice.

§ 1.03. Truth And Accuracy Of Certificates. Wherever in this Indenture, in connection with any application to the Trustee hereunder, it is provided that the Company shall deliver certificates, opinions, reports and/or other documents as a condition of the granting of such application it is intended that the truth and accuracy, at the time of the granting of such application, of the facts and opinions stated in such documents shall in each and every such case be conditions precedent to the right of the Company to have such application granted. Nevertheless, upon any such application, or in connection with any certificate or report, the documents required by any of the provisions of the Indenture to be delivered to the Trustee as a condition of the granting of such application, or as evidence of compliance with any condition or covenants herein contained, may, subject to the provisions of § 14.01, be received by the Trustee as conclusive evidence of any statement therein contained, and shall be full warrant, authority and protection to the Trustee acting on the faith thereof. Before granting any such application, or accepting such evidence of compliance, the Trustee in its discretion may make such independent inquiry or investigation as to it may seem proper into the truth and accuracy of the matters evidenced by any such document. If the Trustee shall determine to make such further inquiry it shall be entitled to examine the books, records and premises of the Company, either itself or by agent or attorney, and unless ‘satisfied, with or without such examination, of the truth and accuracy of the matters stated in such documents, it shall be under no obligation to grant the application or to accept such evidence of compliance. The reasonable expenses of such examination or other inquiry shall ‘be paid by the Company, or if paid by the Trustee shall be repaid by the Company, upon demand, with interest at the rate of 9% per annum, and until such repayment shall be secured under this Indenture, in priority to the Bonds.

§ 1.04. Cross References, Etc. All references herein to “Articles” and other subdivisions are to the corresponding Articles or other subdivisions of this Indenture; references by the symbol “§” are to corresponding Sections of this Indenture; and the words “herein,” “hereof”, “hereby”, “hereunder”, “hereinbefore” and “hereinafter”, and other words of similar purport refer to this Indenture generally and not to any particular Article, Section or other subdivision hereof. Unless herein otherwise provided, or unless the context shall otherwise require, words purporting the singular number shall include the plural number, and vice versa ; words purporting persons shall include partnerships, associations and corporations.

16

ARTICLE II

Form, Execution, Delivery, Registration And

Exchange Of Bonds

§ 2.01. Forms Generally The Bonds and the certificates of authentication thereon shall be in substantially the forms set forth in § 2.02, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Bonds, as evidenced by their execution of the Bonds. Any portion of the text of any Bonds may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Bonds.

At the option of the Company, the Bonds issued hereunder may be issued in one or more series, the Bonds of each series (other than the Series A Bonds, the terms of which are fixed by this Indenture) to mature on such dates and to bear interest at such rates and to have such other terms and provisions, respectively, as the Board of Directors may determine prior to the authentication thereof. The form of each series of Bonds issued hereunder, except the Series A Bonds, shall be established by resolution of the Board of Directors prior to the authentication of any Bonds of such series. The text of the registered Bonds and. of the certificate of authentication thereon shall be respectively substantially of the tenor and purport recited in this Indenture, provided, however, that the form of each series, as established by the Board of Directors, shall specify the descriptive title of the Bonds, the designation of the series, the rate of interest to be borne by the Bonds of the series, the date of maturity, the dates for the payment of interest and such other terms and provisions not inconsistent with this Indenture as the Board of Directors may approve. The terms and provisions of any series of Bonds other than the Series A Bonds shall be set forth in a supplemental indenture, which (and, where appropriate, the Bonds issued thereunder) may also contain such provisions not inconsistent with the Indenture as the Board of Directors may, in its discretion, cause to be inserted therein.

The Series A Bonds and the certificate of authentication thereon shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Bonds, as evidenced by their execution of the Bonds.

The Bonds may be issued as registered Bonds without coupons in denominations of $500 and any integral-multiple of $500.

The definitive Bonds shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Bonds may be listed, all as determined by the officers executing such Bonds, as evidenced by their execution of such Bonds.

17

§ 2.02. Form Of Bonds.

The Series A Bonds and the Trustee’s Certificate to be inscribed on all Bonds of said series, are to be substantially in the forms following, respectively:

[Form Of Face Of Series A Bond]

$ No. ……

PIKE COUNTY LIGHT & POWER COMPANY

First Mortgage Bond, 9% Series A Due July 15, 2001

Pike County Light & Power Company, a Pennsylvania corporation (herein called the “Company”), for value received, hereby promises to pay to                             , or registered assigns, the principal sum of                                 Dollars ($            ) on July 15, 2001, and to pay interest on such principal sum at the rate per annum specified in the title of this Bond semi-annually on January 15 and July 15 in each year, until payment of such principal sum has been made, or duly provided for, to the registered owner hereof as of the close of business on the record date respecting such interest payment date. The first day of the month in which an interest payment date occurs (or in the event that such first day is not a Business Day, as defined in the Indenture referred to on the reverse side hereof, then the next preceding Business Day) shall be deemed the “record date” for the determination of persons to whom interest on Series A Bonds shall be payable; and, in the event that any Bond is transferred after the close of business on such record date and prior to the opening of business on the interest payment date next following, the interest payable on such interest payment date shall be paid to the registered holder at the close of business on such record date of such Series A Bond, subject to certain exceptions set forth in the Indenture. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such record date, and may be paid to the person in whose name this Series A Bond is registered at the close of business on a special record date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to holders of Series A Bonds not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series A Bonds may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture. Interest on this Series A Bond may be paid by check to the order of the registered holder hereof on the relevant record date, mailed to such holder’s address as it appears upon the Bond Register of the Company.

Both principal of and interest on this Bond, as well as any premium hereon in case of the redemption hereof prior to maturity, are payable at the Corporate Trust Office of the Trustee hereinafter named, in the Borough of Manhattan, City and State of New York, or at such other office or agency in said Borough as shall be maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts.

Reference is made to the further provisions of this Bond set forth on the reverse hereof, which for all purposes have the same effect as though fully set forth at this place.

This Bond shall not be valid or obligatory for any purpose until authenticated by the execution by the Trustee of the certificate inscribed hereon.

In Witness Whereof, the Company has caused this Bond to be executed in its corporate name by a facsimile of the signature of its President or a Vice President and imprinted with a facsimile of its corporate seal, attested by a facsimile of the signature of its Secretary or an Assistant Secretary.

Dated: . . . . . . . . . ., 19 .

18

Pike County Light & Power Company

[Corporate Seal]

By

President

Attest:

Secretary

[Form Of Trustee’s Certificate]

This is one of the First Mortgage Bonds of the Series designated above and described in the within-mentioned Indenture.

Bankers Trust Company,

as Trustee

By

Authorized Officer

[Form Of Reverse Of Series A Bond]

This Bond is one of a duly authorized issue of Bonds of the Company, of an unlimited (except as provided in the Indenture hereinafter mentioned) permitted principal amount, all issued or to be issued in one or more series, all of the Bonds of all series ;being issued or to be issued under and, irrespective of the time of issue, all equally secured by an Indenture of Mortgage and Deed of Trust (herein, with all instruments stated to be supplemental thereto to which the Trustee hereinafter named is or shall be a party, called the “Indenture”), dated as of July 15, 1971, to Bankers Trust Company (hereinafter, with its successors as defined in the Indenture, referred to as the “Trustee”), to which Indenture, an executed counterpart of which is on file with the Trustee, reference is hereby made for a description of the property mortgaged and pledged to the Trustee, and for a statement of the nature and extent of the security, the rights of the holders of the Bonds with respect to such security, and the terms and conditions upon which said Bonds are or are to be issued and secured; but neither the fore-going reference to the Indenture, nor any provision of this Bond or of the Indenture, shall affect or impair the obligation of the Company, which is absolute and unconditional, to pay, at the stated or accelerated maturities herein provided, the principal of, premium, if any, and interest on this Bond as herein provided.

The Indenture and the rights and obligations of the Company and of the holders of the Bonds thereunder may be changed or modified at any time upon the consent and approval of the Company and of the holders of 66% in principal amount of the Bonds then outstanding affected by such change or modification, as provided in the Indenture, and in the manner and subject to the limitations therein set forth; provided, that no such change or modification shall (a) alter or impair the obligation of the Company to pay the principal of, premium, if any, and interest on any Bond at the time and. place and at the rate and in the currency provided therein, without the consent of the holder of such Bond, (b) permit the creation by the Company of any mortgage, or lien in the nature of a mortgage, ranking prior to or pari passu with the lien of the Indenture, or alter adversely to the Bondholders the character of the lien of the Indenture, except as in the Indenture otherwise expressly provided, unless the creation of such mortgage or lien, or such alteration of the lien of the Indenture, be consented to by the holders of all outstanding Bonds, (c) affect the Trustee unless consented to by the Trustee or (d) permit a reduction of the percentage of the Bonds required for any change or modification of the Indenture, without the consent of the holders of all outstanding Bonds.

The principal of this Bond together with accrued interest thereon may be declared, or may become, due and payable before maturity in certain events, on the conditions, in the manner and with the effect set forth in the Indenture.

Each Series A Bond shall be dated as of the date of its authentication, and shall bear interest from the January 15 or July 15, as the case may be, next preceding the date of such Bond to which interest has been paid (unless the date of such Bond is a July 15 or a January 15 to which interest has been paid, in which case such Bond shall bear interest from its date, or unless the date of such Bond is prior to the payment of any interest on the Series A Bonds, in which case it shall bear interest from July 15, 1971). However, so long as there is no existing default in the payment of interest on the Series A Bonds, any such Bond authenticated by the Trustee after the close of business on the record date for any interest payment date and prior to such interest payment date shall be dated the date of its authentication, but shall bear interest from such interest payment date; provided, however, that if and to the extent that the Company shall default in the payment of interest on such interest payment date, then such Bond shall bear interest from the January 15 or July 15, as the case may be, next preceding the date of such Bond to which interest has previously been paid or made available for payment on the outstanding Series A Bonds or, if no interest has been paid on such Bond, from July 15, 1971.

The Series A Bonds are entitled to the benefit of a Sinking or Improvement Fund provided for in the Indenture. Except as hereinafter provided, the Series A Bonds may be redeemed at the option of the Company, either as a whole or in part, on any date prior to maturity, whether or not an interest payment date at the following general redemption prices (expressed as percentages of principal amount) and are also subject to redemption in part by operation of said

19

Sinking or Improvement Fund and out of certain other moneys deposited with the Trustee at the following special redemption prices (expressed as a percentage of principal amount) :

In the 12 Months’ Period Ending July 14	General Redemption Price	Special Redemption Price	In the 12 Months’ Period Ending July 14	General Redemption Price	Special Redemption Price
1972	109.00%	100%	1987	104.34%	100%
1973	103.69%	100%	1988	104.03%	100%
1974	103.38%	100%	1989	103.72%	100%
1975	108.07%	100%	1990	103.41%	100%
1976	107.76%	100%	1991	103.10%	100%
1977	107.45%	100%	1992	102.79%	100%
1978	107.14%	100%	1993	102.48%	100%
1979	106.83%	100%	1994	102.17%	100%
1930	106.52%	100%	1995	101.86%	100%
1981	106.21%	100%	1996	101.55%	100%
1982	105.90%	100%	1997	101.24%	100%
1983	105.59%	100%	1998	100.93%	100%
1984	105.28%	100%	1999	100.62%	100%
1985	104.97%	100%	2000	100.31%	100%
1986	104.65%	100%	2001	100.00%	100%

together, in each case, with interest accrued to the date fixed for redemption, upon notice mailed to the respective registered owners of the Bonds of this series designated for redemption at least 30 days and not more than 60 days prior to the date of redemption, at their addresses appearing upon the Bond registration books, all subject to the conditions more fully set forth in the Indenture. No redemption of any Series A Bonds shall be made at the option of the Company prior to July 15, 19S1, as part of or in anticipation of any refunding operation by the application, directly or indirectly, of borrowed funds having an interest rate or cost to the Company or any Subsidiary or Affiliate of the Company (calculated in accordance with accepted financial practice) less than 9% per annum.

No recourse shall be had for the payment of any part of principal of, or premium or interest on, this Bond, or for any claim based hereon or thereon, or otherwise in any manner with respect hereto, or with respect to the Indenture, to or against any incorporator or any past, present or future stockholder, officer or director of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or other provision of law, or by the enforcement of any assessment or penalty, or otherwise, all, such liability being expressly waived and released by the acceptance of this Bond and as part of the consideration for the issue hereof, as provided in the Indenture.

If this Bond or any part thereof is called for redemption and payment duly provided, this Bond or such part thereof shall cease to bear interest from and after the date for such redemption.

Registration of transfer of this Bond may be made and this Bond may be exchanged as prescribed in the Indenture by the registered owner in person or by duly authorized attorney, at the Corporate Trust Office of the Trustee, or at such other offices or agencies of the Trustee or the Company as shall be maintained for such purpose, upon the surrender of this Bond, and thereupon a new Bond or Bonds of authorized denominations of the same series for a like aggregate principal amount will be issued to the transferee, all in the manner and subject to the terms, conditions and limitations specfied in the Indenture. No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. The Company and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of the principal and interest due hereon (subject to the visions of the first paragraph on the face of this Bond), and for all other purposes, and neither the Company, the Trustee nor any paying agent or agency shall be affected by any notice to the contrary, whether this Bond or such interest shall be overdue or not.

20

§ 2.03. Authentication. From time to time the Bonds issuable hereunder shall be executed on behalf of the Company by its President or a Vice President under a facsimile of its corporate seal and attested by its Secretary or an Assistant Secretary or by such other form of execution as may be prescribed by a Resolution of the Board delivered to the Trustee. The signature of any of these officers on the Bonds may be manual or facsimile.

Bonds bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and de-livery of such Bonds or did not hold such offices at the date of such Bond.

All Bonds, when executed by the Company, shall be delivered to the Trustee, to be authenticated by it, and the Trustee shall authenticate and deliver the same only as provided in this Indenture. Only such Bonds as shall bear thereon the Certificate of the Trustee, duly signed, shall be secured by the Indenture or entitled to any lien or benefit hereunder or be valid or obligatory for any purpose, and such Certificate of the Trustee upon any such Bond executed on behalf of the Company shall be conclusive evidence and the only evidence that the Bond so authenticated has been duly issued hereunder and is entitled to the benefits of the trust hereby created.

§ 2.04. Lost, Stolen, Destroyed Bonds. In case any Bond issued hereunder -shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue and deliver and the Trustee shall authenticate a new Bond of like tenor and date in. exchange and substitution for and upon cancellation of the mutilated Bond, or in lieu of and substitution for the Bond so lost, stolen or destroyed, upon receipt of evidence satisfactory to the Company and the Trustee of the ownership of such Bond and of the loss, theft or destruction of such Bond, and upon receipt also of indemnity satisfactory to each of them. Any Bonds issued pursuant to this § 2.04 shall constitute original, additional contractual obligations on the part of the Company and shall be secured equally and ratably with all other Bonds issued hereunder.

§ 2.05. Registration, Registration Of Transfer And Exchange. The Company shall cause to be kept at the office or agency to be maintained by the Company as provided in § 7.04 a register (herein sometimes referred to as the “Bond Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Bonds and of transfers of Bonds as herein provided. The Trustee is hereby appointed “Bond Registrar” for the purpose of registering Bonds and transfers of Bonds as herein provided.

21

Upon surrender for registration of transfer of any Bond at the office or agency of the Company maintained for such purpose pursuant to § 7.04, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Bonds of a like aggregate principal amount, all as requested by the transferor.

At the option of the holder, Bonds may be exchanged for other Bonds of any authorized denominations, of a like aggregate principal amount, upon surrender of the Bonds to be exchanged at such office or agency. Whenever any Bonds are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Bonds which the holder making the exchange is entitled to receive.

All Bonds issued upon any registration of transfer or exchange of Bonds shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Bonds surrendered upon such transfer or exchange.

Every Bond presented or surrendered for transfer or exchange shall (if so required by the Company or the Bond Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Bond Registrar duly executed by the holder thereof or his attorney duly authorized in writing.

No service charge shall be made for any transfer or exchange of Bonds, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Bonds.

The Company shall not be required (i) to issue, register the transfer of or exchange any Bond during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Bonds selected for redemption under § 9.01 and ending at the close of business on the day of such mailing, or GO to register the transfer of or exchange any Bond so selected for redemption in whole or in part, except, in the case of any Bond to be redeemed in part, the portion thereof not to be redeemed.

22

§ 2.06. Payment Of Interest, Interest Rights Preserved. Interest on any Bonds which is payable, and is punctually paid or duly provided for, on any interest payment date shall be paid to the person in whose name that Bond is registered at the close of business on the record date for such interest.

Any interest which is payable, but is not punctually paid or duly provided for, on any interest payment date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the registered holder on the relevant record date by virtue of having been such holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

(1) The Company may elect to make payment of any De-faulted Interest to the persons in whose names the Bonds are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the’ Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Bond and the date of the proposed payment at least 30 days prior to the date of such proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first class postage prepaid, to each holder, at his address as it appears in the Bond Register, not less than 10 days prior to such special record date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, but such publication shall not be a condition precedent to the establishment of such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names the Bonds are registered on such special record date and shall no longer be payable pursuant to the following Clause (2).

(2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bonds may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

Subject to the foregoing provisions of this § 2.06, each Bond delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Bond shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Bond.

23

ARTICLE III

Initial Issue Of Bonds

§3.01. Initial Issue. Upon the execution and delivery of the Indenture, and upon delivery to the Trustee at any time or from time to time of all or any part of $950,000 principal amount of the Series A Bonds executed by the Company, the Trustee shall authenticate such Bonds and deliver them to or upon the Written Order of the ‘Company. No additional Series A Bonds shall be issued without consent in writing of the holders of all then outstanding Bonds, except as provided in §2.04 and §13.03.

§3.02. Other Issues Unlimited. The aggregate principal amount of Bonds which may be secured by the Indenture is not limited except as may be provided by law, but shall include such amount as may now or hereafter from time to time be authenticated and delivered under the provisions hereof. Bonds in addition to the initial issue of Bonds may be issued hereunder from time to time pursuant to Article IV (on the basis of property hereafter acquired), Article V (on the deposit of cash), and/or Article VI (for refunding Bonds previously outstanding hereunder), upon compliance with the applicable provisions of the In-denture.

§3.03. Unsold Bonds To Be Cancelled. The Company will not apply for the authentication and delivery of Bonds under Articles IV, V or VI except for the purpose of the prompt bona fide sale or pledge thereof to a person other than an Affiliate. In the event that the Company shall not have sold or pledged any Bonds authenticated and delivered under Articles IV, V or VI as aforesaid within three months after the date of authentication and delivery thereof, the Company will surrender to the Trustee such Bonds, whereupon such Bonds, if not previously cancelled, shall be cancelled by the Trustee and the Bonds so surrendered shall be deemed and treated in all respects as though they had not theretofore been authenticated and delivered, so that, among other things, the Company shall thereafter be entitled to have Bonds authenticated and delivered under Articles IV, V or VI as though such Bonds had not theretofore been authenticated and delivered.

ARTICLE IV

Authentication And Delivery Of Additional Bonds Upon The Basis
Of Property Additions

§4.01. Property Additions Certificate, Opinions And Other Documents. Additional Bonds may at any time and from time to time, subject to the provisions of §7.17, be executed by the Company and delivered to the Trustee, and thereupon the same shall be authenticated and delivered by the Trustee upon the Written Order of the Company, in an aggregate principal amount up to, but not exceeding, 60% of the Net Amount of Property Additions shown in the Certificate filed pursuant to the following §4.01B, upon receipt by- and deposit with the Trustee of the following :

A. A Resolution Of The Board, requesting the authentication and delivery pursuant to the provisions of this Article of a specified principal amount of Bonds of a designated series.

B. A Certificate Of The Company, in substantially the following form, with appropriate exhibits annexed thereto and the blanks appropriately completed:

PIKE COUNTY LIGHT & POWER COMPANY

Certificate of the Company filed Pursuant to §4.01

, the President and

, the Treasurer of

24

Pike County Light & Power Company, hereby certify :

(1) The Company has acquired, by purchase or construction [or, in the alternative, by other specified manner] the Property Additions briefly described in Exhibit A hereto by a statement of the principal subdivisions of plant account to which the cost of such Property Additions has been charged.

(2) All of said Property Additions constitute Property Additions as said term is defined in §1.01 of the Indenture.

(3) No part of said Property Additions has heretofore been “used for any purpose of the Indenture”, within the meaning of that term as defined in §1.01. [In connection with the certification of Property Additions as the basis for the authentication of additional Bonds, or the withdrawal of cash deposited under §5.01, but not otherwise, the required statement that such Property Additions have not been used for any purpose of the Indenture may be qualified in respect of any specified part of such Property Additions if and to the extent that the Company shall show in this Paragraph (3) that such part of said Property Additions have been used only to withdraw Trust Moneys representing the proceeds of Retirements which themselves had not, prior to their retirement, been used for any purpose of the Indenture.]

(4) There is no outstanding indebtedness of the Company for purchase price or construction of, or for labor, wages or materials in connection with the construction of, said Property Additions which could become the basis of a lien upon said Property Additions prior to the lien of the Indenture.

(5) No part of said Property Additions was acquired from an Affiliate of the Company. [The following may be added if applicable] except Property Additions identified as such in Exhibit A hereto and separately described.

(6) The cost to the Company of said Property Additions is . . . . . . . . . . . . $ . . . . . . . The fair value thereof to the Company at the date of this Certificate is [either] $  . . . . . . . [or, in the alternative] not less than the cost so specified.

(7) The Gross Amount of said Property Additions [lesser of such cost or fair value] is	$ . . . . . . .
(8) The aggregate amount of all Retirements up to . . . . . . . . . . ., 19. . [a date not more than 60 days prior to the date of the Certificate] which have not been included in a previous Certificate filed with the Trustee is . . . . . . . . . . . . . . . . . . . . . . .	$ . . . . . . .

25

[In connection with the certification of Property Additions as the basis for the authentication of additional Bonds or the withdrawal of Trust

Moneys on the basis of a Net Amount of Property Additions, the Company may, at its option, exclude certain specified Retirements upon showing that at the time of its retirement the property retired had not been used for any purpose of the Indenture or had been used only to withdraw cash representing the proceeds of Retirements which themselves had not, prior to their retirement, been used for any purpose of the Indenture.]

(9) The amounts (stated separately according to the categories specified in §1.01 of the Indenture, similarly lettered) of all Retirements Credits which have not been included in a previous Certificate filed with the Trustee and which the Company desires to apply are as follows:

(a) $ . . . . . . . .

(b) $ . . . . . . . .

Total $ . . . . . . . .

(10) The amount of net Retirements (excess of (8) over (9), but not less than zero) is . .	$ . . . . . . .
(11) (a) The aggregate amount of all Sinking or Improvement Fund Deductions is . . . . . . . . . . . . . . . . $ . . . . . . .
(b) The aggregate amount of Sinking or Improvement Fund Deductions which have previously been deducted in computing the Net Amount of Property Additions in a Certificate or Certificates of the Company filed with the Trustee is . . . . . . . . . .	$ . . . . . . .

Sinking or Improvement Fund Deductions hereunder (excess of (a) over (b))

(12) The Net Amount of Property Additions included in this Certificate (excess of (7) over the sum of (10) and (11)) is . . . . .	$ . . . . . . .

(13) The amount of the Net Income Available for Interest for a period of . . . . . . . to . . . . . . . inclusive (twelve [12] consecutive calendar months within the fifteen [15] calendar months immediately preceding the date on which the present application for the authentication and delivery of Bonds is made) is . . . . . . .	$ . . . . . . .

(14) The aggregate amount of the annual interest charges on:

(a) All Bonds outstanding under the In-denture at the date of this Certificate (exclusive of Bonds to be concurrently refunded by the issue of Bonds included in the following item (b)) . . . . . . . . . . . . . . $ . . . . . . .

(b) All Bonds the authentication and delivery of which is applied for in this application and in any other pending application . . . . . . . . . . . . . . . . $ . . . . . . .

(c) All Indebtedness outstanding at the date of this Certificate secured by a lien upon any part of the Trust Estate prior to the lien of the Indenture, except a Permitted Encumbrance which is not a Purchase Money
Obligation . . . . . . . . . . . . . . . $ . . . . . . .

Total of such annual interest charges, being the sum of (a), (b) and (c) [Such annual interest charges are, in the Indenture, called the annual “Interest Charges on the Secured Bonded Debt” of the Company] . . . . . . . . . . . $ . . . . . . .

(15) The amount of the Net Income Available for Interest set forth in Clause (13) above is at least equal to two (2) times the aggregate amount of the annual Interest Charges on the Secured Bonded Debt of the Company set forth in Clause (14) above.

(16) The Company is not, and after giving effect to the issuance of the Bonds herein applied for will not be, in default in the performance of any of the covenants on its part to be performed under the Indenture.

Dated: , 19....

[The date of authentication

and delivery of the Bonds]

26

Pike County Light & Power Company

. . . . . . . . . . . . . . . . . . . . . . . . . . . .. . .

President or Vice President

. . . . . . . . . . . . . . . . . . . . . . . . . . . .. . .

Treasurer or Assistant Treasurer

(17) I certify that the statements in the foregoing Clauses (1), (2), (6) and (8) are correct.

Dated: , 19.... . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . .

[The date of authentica- Independent Engineer, as defined

tion and delivery of the in OM of the Indenture.

Bonds]

(18) The accompanying certificate of this firm certifies the correctness of the foregoing Clauses (13), (14) and (15).

. . . . . . . . . . . . . . . . . . . . . . . . . . . .. . .

Independent Accountants, as defined

in §1.01 of the Indenture.

[Certificate of Independent Accountants to be annexed]

C. The Mortgages, Deeds, Conveyances, Assignments, Tranfers and Instruments of Further Assurance and the Certificate or Certificates and Other Evidence, if any, specified in the Opinion of Counsel required by the following Paragraph (D).

D. An Opinion or Opinions of Counsel:

(1) Stating that the instruments which have been or are therewith delivered to the Trustee conform to the requirements of the Indenture and constitute sufficient authority under the Indenture for the Trustee to authenticate and deliver the Bonds applied for, and that the Bonds applied for may be lawfully authenticated and delivered under this Article.

(2) Specifying the mortgages, deeds, conveyances, assignments, transfers and instruments of further assurance, if any, and the recording or filing, if any, which will be sufficient to subject to the lien of the Indenture the Property Additions described in said Certificate and to constitute the Indenture security for the Bonds then applied for.

(3) Stating that the Company has a good and valid title to said Property Additions (other than required improvements to public highways and streets), and that the same and every part thereof is free and clear of all liens, charges and encumbrances, except Permitted Encumbrances which are not Purchase Money Obligations.

(4) Stating that the Company has lawful power to acquire, own and use said Property Additions in its business and that the Company lawfully holds satisfactory franchises, permits, liens, rights of way and/or easements necessary for the maintenance and use of said Property Additions or is otherwise entitled by law to maintain and operate said Property Additions.

(5) Stating that no property which has theretofore been used for any purpose of the Indenture is subject to any then subsisting lien or encumbrance (except Permitted Encumbrances which are not Purchase Money Obligations) prior to the lien created by the Indenture for the security of the Bonds whose authentication and: delivery is then applied for.

27

(6) Specifying the certificate or other evidence which will be sufficient to show compliance with the requirements, if any, of any mortgage recording tax law or other tax law applicable to the issuance of the Bonds then applied for, or stating that there are no such legal requirements.

(7) Stating that the issue of the Bonds then applied for has been duly authorized by the Company and by any and all governmental authorities the consent of which is requisite to the legal issue of such Bonds, specifying such governmental authorities and the certificates or other doucments by which such consent has been evidenced, or stating that no consent of any governmental authorities is requisite, and stating that all of the requirements of the Indenture and of law for the due and lawful issue, authentication and delivery of such Bonds have been duly complied with and such Bonds, when issued, authenticated and delivered, will be the valid and legal obligations of the Company entitled to all the benefits and security of the Indenture to the same extent as and on a parity, as to all the trust estates, with all Bonds theretofore issued and then outstanding hereunder ; and

E. If a new series of Bonds is to be issued, a Supplemental Indenture describing such series and containing such other provisions as may be necessary or appropriate in the premises.

ARTICLE V

Authentication and Delivery of Additional Bonds Upon
Deposit of Cash with Trustee

§5.01. Cash, Opinions and Other Documents. Additional Bonds may at any time and from time to time, subject to the provisions of §7.17, be executed by the Company and delivered to the Trustee for authentication and, subject to the provisions of §5.02, thereupon the same shall be authenticated and delivered under this Article by the Trustee in an aggregate principal amount equal to the amount of the cash deposited with the Trustee pursuant to §5.01 B, upon Written Order of the Company, upon receipt by and deposit with the Trustee of the following:

A. A Resolution of the Board, requesting the authentication and delivery pursuant to the provisions of this Article of a specified principal amount of Bonds of a designated series.

B. Cash equal to the aggregate principal amount of the Bonds the authentication and delivery of which is then applied for.

C. The Certificates covering Clauses (13), (14), (15), (16) and (18) of §4.01 B.

D. The Certificates and Other Evidence, if any, specified in the Opinion of Counsel required by the following §5.01 E.

E. An Opinion or Opinions of Counsel covering Clauses (1), (5), (6) and (7) of § 4.01 D.

F. The Supplemental Indenture, if any, required by §4.01 E.

§5.02. Withdrawal of Cash. Cash deposited with the Trustee under the provisions of §5.01 shall be held by the Trustee as Trust Moneys constituting part of the Trust Estate and shall be paid over by the Trustee upon compliance with the applicable provisions of Article XI.

28

ARTICLE VI

Authentication and Delivery of Additional Bonds
Upon Retirement of Bonds

§6.01. Bonds, Opinions and Other Documents. Additional Bonds may at any time and from time to time, subject to the provisions of §7.17, be executed by the Company and delivered to the Trustee for authentication, and thereupon the same shall be authenticated and delivered under this Article by the Trustee in an aggregate principal amount equal to the principal amount of the Bonds then or theretofore deposited with the Trustee which have been paid, redeemed or otherwise retired and/or for whose payment or redemption cash has been deposited with or is held in trust by the Trustee, as in this §6.01 provided, upon the Written Order of the Company, upon receipt by and deposit with the Trustee of the following:

A. A Resolution of the Board, requesting the authentication and delivery pursuant to the provisions of this Article of a specified principal amount of Bonds of a designated series.

B. A Certificate of the Company, in substantially the following form, with appropriate exhibits annexed thereto and the blanks appropriately completed:

PIKE COUNTY LIGHT & POWER COMPANY

Certificate of the Company filed Pursuant
to §6.01

the President,

, the Treasurer

of Pike County Light & Power Company, hereby certify:

(1) [Either (a) and/or (b) and/or (c)]

(a) There are delivered to the Trustee herewith Bonds heretofore authenticated and delivered, which have been paid, redeemed or otherwise retired, of the following series and principal amounts respectively:

Series Bond Numbers Principal Amount

Total

[and/or]

(b) There is delivered to the Trustee herewith [or, in the alternative, the Trustee now holds] in trust, irrevocably for the purpose of payment or redemption thereof, cash sufficient to pay or redeem the following Bonds heretofore authenticated and delivered under the Indenture :

Redemption Price or

Series Principal Amount  Amount to be Paid

Total

Instructions with respect to the payment or redemption of such Bonds are as follows : [Insert instructions]

[and/or]

(c) The following Bonds heretofore authenticated and delivered under the Indenture have been paid, redeemed or otherwise retired and heretofore delivered to the Trustee:

Series Bond Numbers Principal Amount

Total

(2) The Bonds, the retirement of which (or provision therefor) is made the basis for the authentication and delivery of Bonds hereunder, do not include any Bond which has heretofore been used by the Company for any purpose of the Indenture or which is held in violation of §3.03 of the Indenture.

(3) The Company is not in default in the performance of any of the covenants on its part to be performed under the Indenture.

(4) [Here insert statements respecting Net Income required by Clauses (13), (14), (15) of §4.01B.]

Dated: , 19

[The date of authentication

and delivery of the Bonds]

PIKE COUNTY LIGHT & POWER COMPANY

…………………………………………………

President or Vice President

…………………………………………………

Treasurer or Assistant Treasurer

(5) The accompanying certificate of this firm, marked Exhibit A, certifies the correctness of the statements in the foregoing Clause (4).

………………………………………………..

Independent Accountants,
as defined in §1.01 of the Indenture.

29

[Certificate of Independent Accountants to be Annexed.]

C. The Certificates and Other Evidence, if any, specified in the Opinion of Counsel required by the following §6.01 D.

D. An Opinion or Opinions of Counsel, covering Clauses (1), (2), (5), (6) and (7) of §4.01 D.

E. The Bonds and/or Cash, if any, specified in §6.01 B (1).

F. The Supplemental Indenture, if any, required by §4.01 E.

§6.02 Bonds to be Cancelled. Every Bond delivered uncancelled to the Trustee, and on the basis of which an additional Bond is authenticated and delivered under this Article, shall be immediately cancelled.

ARTICLE VII

Certain Covenants

In addition to the covenants on its part contained elsewhere in this Indenture, the Company covenants as follows

§7.01. Warranty of Title. The Company is lawfully seized and possessed of and has good title to all property described in the Granting Clauses hereof as being presently mortgaged and pledged hereunder, and it has good right and lawful authority to mortgage and pledge the same as provided in and by this Indenture; said property is free and clear of all liens and encumbrances except Permitted Encumbrances and those, if any, referred to in the Granting Clauses hereof; and the Company warrants and will defend the title to such property and every part thereof to the Trustee, its successors in the trust and assigns, forever, for the benefit of the holders of the Bonds, against the claims and demands of all persons whomsoever.

This Indenture is and always will be kept a first lien upon the Trust Estate and upon every part thereof, subject only to Permitted Encumbrances.

§7.02. Further Assurances. At any and all times the Company will do, execute, acknowledge, deliver, file and/or record, and will cause to be clone, executed, acknowledged, delivered, filed and/or recorded, all and every such further acts, deeds, conveyances, mortgages, transfers and assurances in law as may be necessary or as the Trustee shall reasonably require for the better assuring, conveying, pledging, transferring, mortgaging, assigning and confirming unto the Trustee all and singular the hereditaments and premises, estates and property hereby conveyed, pledged, transferred or assigned, or intended so to be.

§7.03. Payment Of Bonds. The Company will duly and punctually pay or cause to be paid the principal of, and premium, if any, and interest on all of the Bonds at any time issued and outstanding hereunder in full and in strict accord with the terms thereof and of this Indenture.

Money deposited with the Trustee or with any paying agent for the purpose of paying the principal of or interest or premium, if any, on the Bonds shall constitute a trust fund for such purpose and for no other purpose whatever.

§7.04. Office or Agency. At all times until the payment of all of the Bonds the Company will maintain at the Corporate Trust Office of the Trustee, or elsewhere, in the Borough of Manhattan, The City of New York, an office or agency where notices and demands in respect of the Bonds or of this Indenture may be served, and for the performance of all obligations which the Company agrees in this Indenture to perform at any such office or agency.

The Company will from to time give the Trustee written notice of the location of each such office or agency, and in case the Company shall fail to maintain any such office or agency or to give the Trustee written notice of the location thereof, any such notice, presentation or demand in respect of the Bonds or the Indenture, may be given or made, unless other provision is expressly made herein, to or upon the Trustee at its Corporate Trust Office, and the Company hereby authorizes such presentation and demand to be made to and such notice to be served on the Trustee in such event, and the principal of and interest and premium, if any, on the Bonds shall in such event be payable at said office of the Trustee.

30

§7.05. Payment of Taxes; Restrictions on Other Liens. The Company will pay or cause to be paid all taxes and assessments lawfully levied or assessed upon the Company or upon the Trust Estate or upon any part thereof or upon any income therefrom or upon the interest of the Trustee in the Trust Estate, prior to the time when the same shall become delinquent, and will duly observe and conform to all valid requirements of any governmental authority relative to any of the Trust Estate, and all covenants, terms and conditions upon or under which any of the Trust Estate is held, provided that nothing in this §7.05 contained shall require the Company to observe or conform to any requirement of any governmental authority or to pay or cause to be paid or discharged, or make provision for, any tax, prior lien, charge, claim or demand so long as the validity thereof shall be contested by it in good faith and by appropriate legal proceedings and such security for the payment thereof shall be given as the Trustee may require ; and it will not suffer to be done any matter or thing whereby the lien hereof might or could be impaired.

The Company will not create or suffer to be hereafter created or exist, any lien upon the Trust Estate, or any part thereof, or the income therefrom, prior to, or having equality with, the lien of these presents, except (i) any mortgage or other lien on any property hereafter acquired by the Company which may exist at the date of the acquisition of such property by the Company, (ii) purchase money mortgages created by the Company at the time of acquisition of such property, and (iii) other Permitted Encumbrances; provided that in no event shall the amount secured by any mortgage or lien permitted by the foregoing Clauses (i) and (ii) (such mortgages or liens being herein called “Purchase Money Obligations”) be in excess of 66⅔% of the cost or fair value at the time of acquisition, whichever is less, of the property subject thereto, and provided further that the amount secured by all such mortgages or other liens shall not exceed in aggregate amount at any one time outstanding 10% of the aggregate principal amount of the Bonds then outstanding.

Within three months after the accruing of any lawful claims or demands for labor, material, supplies or other objects or any lawful claims or demands of a government or governmental authority, which, if unpaid, might by law be given precedence over this Indenture as a lien or charge upon the Trust Estate or the income thereof, the Company will pay or cause to be discharged or make adequate provision to satisfy or discharge the same; and it will not suffer to be done any matter or thing whereby the lien hereof might or could be impaired.

The Company will, to the extent that it may lawfully promise so to do, pay, and save the Trustee and the holders of the Bonds harmless against, any and all liability with respect to, any intangible personal property tax or other similar tax of the Commonwealth of Pennsylvania now or hereafter in effect, to the extent that the same may be payable by the Trustee or the holders of Bonds in respect of the Bonds or the Indenture, and the obligations of the Company to do so shall survive the payment of the Bonds and the discharge of the Indenture.

The Company will not claim or demand or be entitled to receive any credit on the interest payable on the Bonds or on any other payment secured hereby for any portion of any taxes assessed against the Trust Estate, and no deductions shall be made by reason of the Indenture from the taxable value of the Trust Estate or any part thereof, and the provisions of any present or future law, statute or constitutional provision permitting or entitling the Company to receive any such credit or to make any such deduction are hereby expressly waived.

§7.06. Recording. The Company will cause this Indenture and every additional supplemental and amendatory instrument which shall be executed pursuant to the provisions hereof, including, without limitation, any financing statements, amendments thereto and continuation statements required by the Uniform Commercial Code in respect of personal property, forthwith upon execution, to be recorded and/or filed, and will, to the extent permitted by law, pay any mortgage recording or filing or other tax legally due upon such recording and filing or the issuing of Bonds hereunder, and will at its own expense punctually and fully comply with the requirements of any and every mortgage recording tax or other law, affecting the due recording and re-recording and filing and refiling of the Indenture or of such additional instruments in such manner as may be necessary fully to preserve, continue and protect the security and validity of the Bonds, the lien of the Indenture on the Trust Estate and all rights and remedies of the Trustee hereunder.

The Company will furnish to the Trustee promptly after the execution and delivery of this Indenture and of each supplemental indenture, an Opinion of Counsel either stating that in the opinion of such counsel this Indenture or such supplemental indenture (including in each case any appropriate financing statements or other statements) has been properly recorded and filed so as to make effective the lien intended to be created thereby, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to make such lien effective.

The Company will furnish to the Trustee on or before July 15 of each year, beginning with the year 1972, an Opinion of Counsel (dated not earlier than June 15 next preceding such July 15) either stating that in the opinion of such counsel such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture and of each supplemental indenture and additional instrument as is necessary to maintain the lien hereof or thereof, if any, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain such lien.

31

§7.07. Maintenance and Repairs. So long as any of the Bonds remain outstanding and unpaid, the Company will at all times make or cause to be made such expenditures for repairs, maintenance, renewals and replacements, or otherwise, as shall be necessary to maintain its properties mortgaged or intended to be mortgaged hereunder in good repair, working order and condition as an operating system or systems.

Except as otherwise permitted hereby, the Company will perform or comply with all the conditions, covenants, stipulations and provisions of any and all leases or other instruments under which it holds rights included in the Trust Estate and will promptly pay all rentals, and other indebtedness accruing thereunder and will do all other things necessary to keep unimpaired the Company’s rights thereunder and to prevent any forfeiture or termination thereof.

Nothing herein contained shall, however, be held to prevent the Company from permanently discontinuing the operation of any of its properties if such discontinuance is, in the opinion of the Company, in the interest of the Company and not disadvantageous to the holders of the Bonds; nor shall anything herein contained be construed to prevent the Company from taking or causing to be taken such action with respect to the use of its properties as is proper under the circumstances, including the cessation or omission to exercise rights, permits, licenses, privileges or franchises which, in the opinion of the Company, can no longer be profitably exercised or availed of.

The Company will from time to time promptly classify as Retirements for the purpose of the Computation of Net Amount of Property Additions hereunder any part of the Trust Estate which shall have permanently ceased to be used or useful in the Utility Business of the Company.

§7.08. Insurance. The Company will at all times keep all of its plants and properties which are of an insurable character insured, by financially sound and reputable insurers, against loss or damage by fire or explosion, in amounts sufficient to prevent the Company from becoming co-insurer within the terms of the insurance policies covering such risks, but no such policy shall contain a co-insurance clause permitting insurance coverage of less than 80% of the property insured. The Company will also maintain insurance with such insurers against loss or damage from other hazards and risks to its properties and to the person or property of others of the character usually maintained by companies engaged in the same or similar business similarly situated.

All insurance policies covering risks to the Trust Estate shall provide that if any insurance moneys in excess of $100,000 are payable in respect of any one loss, all such moneys shall be payable to the Trustee as its interest may appear. If so requested in writing by the holders of not less than a majority in principal amount of the Bonds, the Company shall cause policies for insurance against risks to the Trust Estate to be delivered to the Trustee.

Whenever any proceeds of insurance representing loss of or damage to any part of the Trust Estate and aggregating $100,000 or less in respect of any one loss shall be received by the Company, the Company will within ninety (90) days thereafter deliver to the Trustee:

32

A. A Certificate of the Company, setting forth

(1) The amount of insurance moneys so received.

(2) That a specified amount (i) has been applied by the Company to the replacement, renewal, repair or rebuilding of the destroyed or damaged property or (ii) is required to pay obligations incurred for the replacement. renewal, repair or rebuilding of the damaged or destroyed property.

B. Cash, in an amount equal to the excess, if any, of the amount specified in Clause (1) of the Certificate of the Company delivered pursuant to the foregoing Paragraph A over the amount specified in Clause (2) of such Certificate.

Any insurance moneys received by the Trustee under any of the provisions of this §7.08 shall be held by the Trustee, and shall be paid over to the Company by the Trustee upon receipt of an Application of the Company so requesting upon compliance with the provisions of §11.02, §11.03 or §11.04.

§7.09. Insurance Certificate. There shall be deposited with the Trustee, not later than December 1 in each year a Certificate of the Company listing the policies of insurance outstanding and in force at the date thereof, setting forth the names of the insurance companies which have issued the policies, the risks covered thereby and the maturities and amounts thereof, and certifying that all the mortgaged property is insured in the manner and to the extent provided in §7.08.

§7.10. Advances by Trustee. If the Company shall fail to perform any of the covenants contained in §7.05, §7.08 or §7.09, the Trustee may make advances to perform the same in its behalf, but shall be under no obligation so to do; and all sums so advanced shall be at once repayable by the Company, and shall bear interest at nine per cent (9%) per annum until paid, and shall be secured hereby, having the benefit of the lien hereby created in priority to the Bonds issued hereunder, but no such advance shall be deemed to relieve the Company from any default hereunder.

33

§7.11. Records and Accounts. The Company will keep books of record and account, in which full, true and correct entries will be made of all dealings or transactions relative to the plants, properties, business and affairs of the Company, and all books, documents and vouchers relative to the plants, properties, business and affairs of the Company shall at all reasonable times be open to the inspection of such reputable accountant or other agent as the Trustee may from time to time designate upon the request of the holders of not less than a majority in principal amount of the Bonds then outstanding, and the Company will bear all expenses of such inspections made at reasonable intervals.

§7.12. Issue Or Bonds. The Company will not issue, negotiate, sell or dispose of any Bonds of any amount or in any manner or for any purpose contrary to the provisions of this Indenture, according to the true intent and tenor hereof.

§7.13. Dividends, Retirements of Stock, etc. So long as any Bonds are outstanding (except Bonds of any series which may be excluded from the benefit of the covenants of this §7.13 by the express terms of the Indenture), the Company will not—

A. Declare or pay any dividends on any of its stock;

B. Directly or indirectly purchase or agree to purchase, or redeem or retire or give notice of redemption or retirement of, any of its stock; or

C. Make any distribution to its stockholders as such;

excluding, however, any which may be payable solely in common capital stock of the Company, such restricted declarations or payments of dividends, purchases, agreements to purchase, redemptions, retirements or distributions being herein collectively called “Stock Payments”, except that, so long as no Event of Default shall have happened and be continuing, nothing in this §7.13 shall prohibit the Company from making Stock Payments if, and to the extent that, after giving effect thereto, the amount of all Stock Payments for the period from December 31, 1970, to and including the date of the making of the Stock Payment in question, will not exceed the sum of (a) Net Income of the Company for such period, taken as one accounting period, plus (b) $105,000, provided, however that, notwithstanding the foregoing restrictions of this §7.13, the Company may retire any shares of any. class of its stock by exchange for, or out of the proceeds of the substantially concurrent sale of, other shares of its stock, and no such retirement shall be included in any computation of Stock Payments provided for in this §7.13.

34

§7.14. Subsidiaries Prohibited; Exceptions. So long as any of the Bonds are outstanding, except Bonds of any series which may be excluded from the benefits of the covenants of this §7.14 by the express terms of the Indenture, the Company will not, without the consent in writing of the holders of 66⅔% of all Bonds then outstanding (except Bonds of any series which may be excluded from the benefit of the covenants of this §7.14 by the express terms of the Indenture), create, or suffer or permit the existence of, any Subsidiary.

§7.15. Sale, Merger, Consolidation, etc. The Company will not sell, transfer, lease or otherwise dispose of all or substantially all of its properties and assets, or consolidate with, or merge into any other corporation, or permit any other corporation to merge into it, unless:

A. Any such sale, transfer or lease shall be in all respects subject to the lien of the Indenture, and any such sale, transfer, lease, consolidation or merger shall be upon such terms as fully to preserve the lien and security- of the Indenture and all of the rights and powers of the Trustee and the Bondholders hereunder.

B. Any such lease shall be expressly terminable by the Trustee (or by any purchaser at any sale of the Trust Estate hereunder) at any time upon the happening of an Event of Default hereunder.

C. Upon and simultaneously with any such sale, transfer, lease, consolidation or merger, the successor corporation (if other than the Company), transferee or lessee shall execute and deliver to the Trustee an indenture supplemental hereto in form satisfactory to the Trustee expressly assuming the due and punctual payment of principal, premium, if any, and interest on all of the Bonds according to their tenor and effect and the due and punctual performance and observance of all of the covenants and conditions of the Indenture to be performed by the Company, and thereupon, upon any sale, transfer, consolidation or merger, shall succeed to and be substituted for the Company hereunder with the same effect as if it had been named herein as party of the first part.

§7.16. Management, etc., Fees. The Company will not make any payment (whether pursuant to contract or otherwise) to any person who is a member of the Stockholding Group or an Associate of a member of the Stockholding Group, either as remuneration for any management, construction, engineering or similar service or for services as an officer or an employee, if the amount of such payment exceeds the lesser of (i) the amount paid for similar services by other comparable nonaffiliated companies engaged in the Utility Business, or (ii) (in the case of such management, construction, engineering or similar services) the reasonable cost of performing such services, or (iii) in an amount approved by any regulatory authority having jurisdiction.

The “Stockholding Group” shall mean all persons who, with their respective Associates, hold more than 5% of the voting stock of the Company. “Associate” as used with reference to a member of the Stockholding Group shall mean (1) any corporation of which a member of the Stockholding Group is an officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, (2) any person who is an officer, an employee or a partner of a member of the Stockholding- Group and (3) any spouse, brother, sister, parent, child or descendent of a member of the Stockholding Group.

35

§7.17. Limitation on Funded Debt. So long as any Bonds are outstanding (except Bonds of any series which may be excluded from the benefits of the covenants of this §7.17 by the express terms of the Indenture), the Company will not permit the aggregate principal amount of all Funded Debt of the Company (including any Bonds then being issued pursuant to Articles IV, V or VI of the Indenture) to exceed at any time 65% of the Capitalization of the Company.

“Funded Debt” shall mean all Debt (including the Bonds) maturing more than one year after the date of creation thereof or renewable by the terms thereof at the option of the Company to a date more than one year after the date of creation thereof.

“Capitalization”, when used as to any particular time with reference to the Company, shall mean the aggregate amount of the Funded Debt and the capital stock of the Company, as shown on a balance sheet of the Company at such time, plus (or minus if surplus is less than zero) the amount of earned and capital surplus and premium on common stock of the Company as shown on such a balance sheet, after deduction of capital and surplus, if any, applicable to treasury stock.

“Debt” shall mean all items which in accordance with generally accepted principles of accounting would be included in determining total liabilities as shown on the liability side of a balance sheet as at the date on which debt is to be determined, and shall include without limitation (i) debt secured by any mortgage, pledge or lien existing on property owned subject to such mortgage, pledge or lien, whether or not the debt secured thereby shall have been assumed and (ii) guarantees, endorsements (other than endorsements for collection in the ordinary course of business) and other contingent obligations in respect of, or to purchase or otherwise acquire, debt of others.

§7.18. Certificate of Compliance and No Default. The Company covenants and agrees that, so long as any of the Bonds issued under the Indenture shall remain outstanding, it will file with the Trustee on or before April 30 of each year beginning with the year 1972, a Certificate of the Company stating that, except as may be set forth to the contrary in such Certificate, in the opinion of the signers thereof the Company has complied with all of the provisions of the Indenture and as of the date of the Certificate is not in default with respect to any of its covenants contained in the Indenture.

36

ARTICLE VIII

Sinking or Improvement Funds

§8.01. Sinking or Improvement Funds. The Company will maintain one or more Sinking or Improvement Funds for such of the several series of Bonds as may be entitled thereto under the following provisions of this §8.01, and for that purpose will pay to the Trustee, on the respective dates and in the respective amounts specified below, cash to be applied as hereinafter provided for the redemption of Bonds of the series specified (and/or deliver to the Trustee the Certificates, Opinions and Other Instruments specified below as a credit in lieu thereof):

(a) As a Sinking or Improvement Fund for the Series A Bonds, the Company will pay the amounts specified below (subject to the credits hereinafter in this §8.01 provided) two Business Days prior to each of the following Mandatory Redemption Dates for the Series A Bonds:

Mandatory Redemption Dates Amount

July 15, 1972 to 2000, inclusive $9,500

The Company will not anticipate or increase any Sinking or Improvement Fund obligation, except that the Company shall have the right at its option to anticipate any Sinking or Improvement Fund obligation for the Series A Bonds to be made on any Mandatory Redemption Date in whole, but not in part, by a period of not exceeding twelve (12) months by written notice to the Trustee not less than 60 days prior to the anticipated Mandatory Redemption Date and. specifying the anticipated Mandatory Redemption Date, and in such event the Company will pay the amount specified above (with the benefit of the credit hereinafter in this §8.01 provided) two Business Days prior to each such specified anticipated Mandatory Redemption Date. In the event the Company so anticipates such a Sinking or Improvement Fund obligation for the Series A Bonds it shall not lose its option provided for in, the next succeeding paragraph to establish a credit in lieu of cash against such Sinking or Improvement Fund obligation with respect to such specified anticipated Mandatory Redemption Date.

The Company shall have the right at its option (and shall give written notice to the Trustee not less than 60 days prior to each Mandatory Redemption Date, including any such Date anticipated by the Company pursuant to the preceding paragraph, whether or not it intends to exercise such option) to satisfy any obligation in respect of any Sinking or Improvement Fund for any series of Bonds payable on. such Mandatory Redemption Date in whole or in part (but only in amounts constituting multiples of $500) by delivering to the Trustee not later than 45 days prior to such Mandatory Redemption Date the Application and Certificate of the Company provided for in § 8.01(b) which shall serve to establish a credit in lieu of cash against such Sinking or Improvement Fund obligation in an amount up to but not exceeding 60% of the “Sinking or Improvement Fund Deduction” which the Company then elects to create pursuant to § 8.01(b).

(b) The following documents are required to establish a Sinking or Improvement Fund Deduction:

A. An Application of the Company, requesting such credit in respect of one or more designated Sinking or Improvement Funds. [May be included in following Certificate].

B. A Certificate of the Company, in substantially the following form, with the blanks appropriately completed:

PIKE COUNTY LIGHT & POWER COMPANY

Certificate of the Company filed Pursuant to §8.01(b)

, the President, and ,

the Treasurer of Pike County Light & Power Company, hereby certify:

(1) The Company hereby creates a “Sinking or Improvement Fund Deduction” in the amount of

(2) Such Sinking or Improvement Fund Deduction is to be credited (to the extent of 60% of the amount thereof) against the following Sinking or Improvement Fund Obligation(s)

(a) Sinking or Improvement Fund for the

Series A Bonds due 19…. $

(3) Annexed hereto marked Exhibit A is a summary, by principal subdivisions of plant account, of additions to the fixed properties of the Company aggregating $        (whether or not the same constitute “Property Additions”), none of which have been used for any purpose of the Indenture, and of retirements of fixed properties aggregating $        (whether or not the same constitute “Retirements”), during the three calendar years ended prior to such Mandatory Re-redemption Date or anticipated Mandatory Redemption Date.

(4) In the opinion of the undersigned the Net Amount of Property Additions available for certification as at the date of this Certificate exceeds the amount of the Sinking or Improvement Fund Deduction created by Clause (1) above.

Dated: , 19....

Pike County Light & Power Company

……………………………………

President or Vice President

……………………………………

Treasurer or Assistant Treasurer

37

§8.02. Separate Payment or Interest. Whenever Bonds are required to be redeemed pursuant to the provisions of this Article VIII, the Company shall in each case prior to the date fixed for redemption thereof pay to the Trustee in cash all unpaid interest accrued on such Bonds to said date fixed for redemption.

§8.03. Selection of Bonds for Redemption; Notice of Redemption. Promptly after the 45th day next preceding each Mandatory Redemption Date, or anticipated Mandatory Redemption Date, in respect of which a payment for the Sinking or Improvement Fund for Bonds of any series is required to be made,

(i) the Trustee shall select for redemption, in the manner provided in §9.01, a principal amount of Bonds of such series equal (to the next lowest multiple of $500) to (a) the amount, if any, of the payments required to be paid in cash (after reflecting any applicable Sinking or Improvement Fund Deduction for Bonds of such series) in respect of such Mandatory Redemption Date, or anticipated Mandatory Redemption Date, plus (b) the amount, if any, of undisbursed cash paid in connection with previous Sinking or Improvement Fund payments for the series in question, and

(ii) for and on behalf of and in the name of the Company, the Trustee shall give notice by mail, in the manner prescribed in §9.01 of the redemption on such Mandatory Redemption Date, or anticipated Mandatory Redemption Date, of the Bonds so selected, and a copy of such notice shall also be mailed to the Company.

The redemption price to be paid for the Bonds so redeemed for the purposes of the Sinking or Improvement Fund shall be the applicable redemption price specified in §9.05.

§8.04. Sinking Fund Moneys Held in Trust. All moneys paid to the Trustee pursuant to §8.01 shall be held by the Trustee in trust for the benefit of the respective holders of the Bonds which are to be redeemed (in whole or in part) and shall be paid to them as provided in Article IX.

All Bonds redeemed and paid through the operation of any Sinking or Improvement Fund (including any Bonds delivered to the Trustee pursuant to the provisions of §8.01) shall, except as provided in §9.01(b), be cancelled by the Trustee.

38

ARTICLE IX

Redemption of Bonds

§9.01. Election to Redeem; Method and Contents of Notice; Allocation; Partial Redemption of Registered Bonds. In case the Company shall be required to or shall elect to exercise its option to redeem. Bonds it shall give notice of such redemption (1) by delivering to the Trustee written notice, signed by the President or a Vice President of the Company, of intention to redeem. Bonds (which notice shall identify all Bonds of the series to be redeemed owned by the Company), specifying the date fixed for redemption (which date, if less than all the Bonds are to be redeemed, shall be at least forty- five (45) days after the delivery of such notice) and the aggregate principal amount of Bonds so to be redeemed on said date, and (2) by mailing by first class mail, not less than thirty (30) days nor more than sixty (60) days prior to the said redemption date, written notice of the exercise of such right of redemption to each registered holder of any Bond so designated, to the last address of such holder appearing on the registry books for the Bonds.

The notice of redemption to be so mailed shall state:

A. The redemption date.

B. The principal amount of Bonds of each series to be redeemed, and, if less than all the Bonds of a series are to be redeemed, the numbers (and, in the case of partial redemption, the respective principal amounts) of the Bonds to be redeemed.

C. The redemption price or prices.

D. That the interest on the Bonds to be redeemed will cease on such redemption date; and that on said date said redemption price will become due and payable upon each of said Bonds.

E. The place or places where said Bonds are to be surrendered for payment of the redemption price, which shall be the corporate trust office of the Trustee and/or one or more of the places where the principal of said Bonds is payable.

F. If such be the case, that the Bonds are to be redeemed by the application of certain specified Trust Moneys or through the operation of, or in anticipation of, a certain sinking, amortization, improvement, renewal or other fund.

If less than all of the outstanding Bonds of any series are to be called for redemption, the Bonds to be redeemed shall be designated by the Trustee (within fifteen (15) days after receipt from the Company of notice of its intention to redeem Bonds) in such manner as it shall deem appropriate and fair in its discretion. The Trustee forthwith upon the designation of Bonds for redemption shall give written notice to the Company describing the Bonds designated for redemption.

Bonds which the notice of intention to redeem hereinabove provided for identifies as owned by the Company shall be excluded in making the determination of the Bonds to be redeemed.

Notice of election to redeem Bonds having been given by the Company as aforesaid, the Bonds so designated for redemption shall, on the redemption date designated in such notice, become due and payable, at the redemption price then applicable and, upon presentation thereof for redemption in accordance with such notice, such Bonds (or portions thereof) shall be paid at the redemption price on said date.

If there shall have been designated for redemption as aforesaid a portion but less than all of any Bond, upon presentation as herein provided of such Bond, there shall be paid to or upon the order of the holder of such Bond the principal amount of the portion of such Bond so designated for redemption, and unpaid accrued interest in respect thereof, together with the applicable premium, if any, and at the option of such holder, either

(a) such Bond may be surrendered by such holder for cancellation, in which event the Company shall execute, and the Trustee shall thereupon authenticate and deliver to or on the order of such holder, at the expense of the Company, one or more new Bonds of the same series, of any authorized denomination or denominations, registered in the name of such holder, for the principal amount of such Bond remaining unpaid; or

(b) the Trustee shall make notation thereon of the payment of the portion of the principal of such Bond so called for redemption.

39

§9.02. Deposit of Redemption Price. Before the redemption date specified in any notice given ‘by the Company of its exercise of its right to redeem Bonds, the Company shall deliver to and deposit with the Trustee, cash, in trust, in an amount sufficient to redeem all of the Bonds (or portions thereof) which are to be redeemed on the redemption date specified in such notice, which cash shall be held by the Trustee for the benefit of the respective holders of such Bonds, and shall be paid to them respectively as aforesaid, provided, however, that payment of the redemption price of a portion of any Bonds may be made directly to the holder thereof without presentation or surrender thereof if there shall be filed with the Trustee a Certificate of the Company that such holder (or the person for whom such holder is a nominee) and the Company have entered into a written agreement that payment shall be so made, that such holder will promptly make notation of any such payment on such Bond of the portion so redeemed, and that if such holder shall sell, transfer or otherwise dispose of such Bond, it will, prior to delivery thereof surrender such Bond to the Trustee in exchange for a new Bond or Bonds for the unredeemed balance of the principal amount thereof, and provided further, that such arrangements as to the payment of a portion of the redemption price of any Bond without presentation or surrender thereof shall be subject to the written consent of the Trustee as to any holder subsequent to the original holders of the Series A Bonds.

The Trustee shall be under no duty to inspect or confirm any such notation made by any one other than the Trustee and shall be under no obligation to take action in respect of any default arising from failure of the Company to make payment directly to the holder of any Bond, as aforesaid, until specifically notified in writing of such default.

§9.03. Effect of Redemption. Notice of redemption having been given as above provided, the Bonds (or portions thereof) specified therein shall become due and payable on the date fixed for redemption and thereafter, if necessary funds for redemption shall have been de-posited with the Trustee as aforesaid, no interest shall accrue on or in respect of any such Bond or portions thereof so called for redemption. The several holders of the Bonds issued under the Indenture, by accepting the same, agree upon any such redemption to accept payment of the Bonds, or, in the case of a Bond of a denomination greater than $500 partially redeemed, to accept payment of the amount thereof so redeemed, all as in this Article IX provided.

§9.04. Optional Redemptions. The Bonds of the several series shall be redeemable at the option of the Company and in any other cases of redemption which are not expressly specified as cases to which §9.05 is applicable, in the manner, subject to the conditions and at the respective premiums specified in the Bonds of such series and/or in the provisions of the Indenture establishing such series, as follows:

The Series A Bonds shall be redeemable at the option of the Company and in certain other cases specified herein, subject to the conditions and at the applicable redemption price specified in the fifth paragraph of the form of reverse of Series A Bonds set forth in §2.02.

§9.05. Redemptions for Sinking or Improvement Fund. The Bonds of the several series shall be redeemable for the Sinking or Improvement Fund and in such other cases, if any, as may be expressly specified as cases to which this §9.05 is applicable, in the manner, subject to the conditions and at the respective premiums, if any, specified in the Bonds of such series and/or in the provisions of the Indenture establishing such series, as follows:

The Series A Bonds shall be redeemable for the Sinking or Improvement Fund for the Series A Bonds at the principal amounts thereof, together with interest accrued to the date fixed for redemption, without premium.

§9.06. Disposition of Bonds. All Bonds redeemed under this Article and delivered uncancelled to the Trustee shall (except as pro-vided with respect to Bonds on which a notation of partial payment is made) be immediately cancelled. The Trustee shall destroy all can-celled Bonds and furnish the Company with a certificate as to the destruction thereof.

40

ARTICLE X

Possession, Use and Release of Mortgage and Pledged Property

§10.01. Disposition Without Release. Unless an Event of De-fault shall have happened and shall not have been remedied,

(1) The Company shall be entitled to possess, manage, operate, use and enjoy and to remain in the actual and undisturbed possession of the Trust Estate, except cash and/or securities delivered to the Trustee or required so to be, and to receive, take and use the rents, income and profits thereof.

(2) The Company may, without obtaining any release and without accountability to the Trustee for any consideration received therefor, sell or otherwise dispose of, free from the lien of the Indenture, any machinery, equipment, tools and appliances which may have become obsolete, inadequate or worn out or otherwise unsuitable or unnecessary for use in the business of the Company, provided as a condition precedent that the Company shall have replaced, or shall contemporaneously replace the same by, or substitute for the same, other machinery, equipment, tools or appliances, not necessarily of the same character but of at least equal value and efficiency, having a value at least as great as the value of the replaced item of machinery, equipment, tools or appliances in its then condition, which shall forthwith become, without further action, subject to the lien of the Indenture.

(3) The Company may, without the consent of the Trustee, abandon, terminate, cancel, release or make changes or alterations in or substitutions of any leases, easements, rights of way, agreements or contracts subject to the lien of the Indenture, provided that any modified, altered or substituted leases, rights of way, agreements or contracts shall forthwith become subject to the lien of the Indenture to the same extent and in the same manner as those previously existing.

(4) The Company may, without the consent of the Trustee, alter, add to or repair its building, structures, machinery, equipment and appliances.

(5) The Company shall be entitled to receive and collect for its own use all dividends paid on shares of stock of any corporation held by the Trustee hereunder which are paid in cash out of the earned surplus or net profits of the issuing corporation and all interest upon obligations of any person held by the Trustee hereunder; and, in case such shares of stock or obligations shall be transferred into the name of the Trustee or of its nominee or nominees, the Trustee from time to time shall execute and deliver upon an Application of the Company suitable assignments and orders in favor of the Company or its nominee named in such assignments or orders for the payment of such cash dividends or interest, and as the date of their maturity approaches shall deliver upon like orders any and all coupons representing such interest; provided, however, and it is hereby declared and agreed that the Company shall not be entitled to receive and the Trustee shall not pay over to it,

(i) the principal of any obligation at the time held by the Trustee hereunder, or

(ii) any dividend upon any share of stock at the time held by the Trustee hereunder other than a dividend paid in cash out of the earned surplus or net profits of the issuing corporation, or

(iii) any sum paid upon liquidation or dissolution or reduction of capital or redemption, upon any obligation or share of stock at the time held by the Trustee hereunder,

and the Company shall, also have the right, except as herein expressly limited, to vote and/or give consents with respect to all shares of stock held by the Trustee hereunder, and from time to time, in case such shares of stock shall have been transferred into the name of the Trustee or of its nominee or nominees, the Trustee, upon the Application of the Company shall give appropriate powers of attorney or proxies to vote such stock or to execute a waiver or consent or certificate with respect to such stock, for such purpose or purposes as may be specified in such request, except that each such power of attorney or proxy shall be limited so as to provide in effect that the powers thereby conferred do not include any power to vote for or to authorize or consent to any act or thing inconsistent with the Indenture.

41

§10.02. Releases. The Company shall have the right, at any time, and from time to time, to sell or dispose of any part of the Trust Estate (other than cash held by the Trustee) which shall no longer be useful or necessary in the judicious management and maintenance of the Trust Estate or in the conduct of the business of the Company, or which the Company reasonably anticipates will be taken by eminent domain, or which the Company shall have been directed to sell or dispose of by order of any governmental authority having jurisdiction in the premises, and the Trustee shall, from time to time, release property so sold or disposed of from the operation and lien of this Indenture, but only upon receipt by and deposit with the Trustee of the following:

A. A Resolution of the Board, requesting such release and describing the property so to be released.

B. A Certificate of the Company, substantially in the following form, with appropriate exhibits annexed thereto and the blanks appropriately completed:

PIKE COUNTY LIGHT & POWER COMPANY

CERTIFICATE OF THE COMPANY

filed pursuant to §10.02.

                      , the President, and                      , the Treasurer of Pike County Light & Power Company, hereby certify

(1) The Company has [either] sold or disposed of [or, in the alternative] contracted to sell or dispose of the property described in Exhibit A hereto, and desires to release the same. There is also stated in Exhibit A hereto the amount of the consideration to be received for such property and if other than Cash or Purchase Money Obligations, the fair value thereof at the date of this Certificate in the opinion of the signers.

(2) [Either (a) or (b) or (c)] (a) In our opinion such sale or disposition is desirable in the conduct of the business of the Company, and the property to be released is no longer useful or necessary in the judicious management and maintenance of the Trust Estate or in the conduct of the business of the Company. [or] (b) In our opinion such sale or disposition has been or is to be made to a governmental authority, in reasonable anticipation of taking of such property by eminent domain. [or] (c) Such sale or disposition has been made pursuant to the order of a govern-mental authority having jurisdiction in the premises.

(3) In our opinion, the fair value at the date of this Certificate of the property to be released is $ , without deduction for liens, if any, having priority to the lien of the Indenture, [the following may be added if applicable] except the following liens, to which the property to be released will continue to be subject: [Describe such liens].

(4) The aggregate amount of the fair value of the property to be released and of all other property released since the commencement of the current calendar year, as set forth in the relevant Certificates of the Company, is $ .

(5) The Company is not in default in the performance of any of the covenants on its part to be performed under the Indenture.

(6) In our opinion, the proposed release will not impair the security under the Indenture in contravention of the provisions thereof.

Dated: , 19 . . . .

[Not more than 60 days
prior to the application]

42

Pike County Light & Power Company

. . . . . . . . . . . . . . . . . . . . . . . .. . . . . . .

President or Vice President

. . . . . . . . . . . . . . . . . . . . . . . .. . . . . . .

Treasurer or Assistant Treasurer

(7) I certify that I concur in the opinions expressed in the Foregoing Clauses (9), (3) and (6).

. . . . . . . . . . . . . . . . . . . . . . . .. . . . . . .

Independent Engineer, as defined
in §1.01 of the Indenture.

[If the foregoing Clause (4) shall show that the fair value of the property to be released and of all other property released since the commencement of the then current calendar year is less than $15,000, the signature of said Independent Engineer may be omitted.]

C. Cash in an amount equal to the greater of the following Items (i) and (ii):

(i) The fair value, as certified pursuant to §10.02 B (3), of the property to be released, or

(ii) The consideration received or to be received by the Company therefor (valuing Purchase Money Obligations at their principal amount and property received in exchange at its fair value as certified pursuant to $10.02 B (1)).

D. An Opinion or Opinions of Counsel.

(1) Stating that the instruments which have been or are therewith delivered to the Trustee conform to the requirements of the Indenture for the Trustee to execute and deliver the release requested, and that, upon the basis of the cash, certificates, opinions and other instruments delivered to the Trustee pursuant to Paragraphs A, B -and C of this §10.02, the property so sold or disposed of or contracted to be sold or disposed of may lawfully be released from the lien of this Indenture.

(2) In case the sale or disposition of the property to be released shall have been certified, pursuant to Clause (2) of Paragraph B of this $10.02, to be in lieu of and in reasonable anticipation of the taking of such property by the exercise of the power of eminent domain, stating that such property was so sold or is to be sold in reasonable anticipation of the exercise of the power of eminent domain.

43

§10.03. Eminent Doman. If any part of the Trust Estate be taken by the exercise of the power of eminent domain, or if any state, municipality, or other governmental authority at any time exercises any right which it may then have to purchase any part of the Trust Estate, the Company, forthwith upon receipt, shall deposit the award for any property so taken by eminent domain and/or the proceeds of any such purchase with the Trustee. In the event of any such taking or purchase, the Trustee shall release the property so taken or purchased, but only upon receipt by and deposit with the Trustee of

A. A Resolution of the Board, requesting such release and describing the property so to be released.

B. A Certificate of the Company, stating that such property has been taken by eminent domain and the amount of the award therefor, or that said property has been purchased by a state, municipality, or other governmental authority pursuant to a right vested in it to purchase such property and the amount of the proceeds of such purchase.

C. The award for said property or the proceeds of such purchase.

D. An Opinion of Counsel, stating

(1) That such property has been duly taken by the exercise of the power of eminent domain, or has been duly purchased by a state, municipality or other governmental authority in the exercise of a right which it had to purchase such property, and that the instruments which have been or are therewith delivered to the Trustee conform to the requirements of the Indenture and constitute sufficient authority under the Indenture for the Trustee to execute and deliver the release requested.

(2) The amount of the award for the property so taken by eminent domain or the amount of the proceeds of the property so purchased, and that such award or proceeds reflect the value of the interest of the Trustee and the holders of the Bonds in such property.

In any proceedings for the taking or purchase of any part of the Trust Estate by the exercise of eminent domain the Trustee may be represented by counsel, who may be counsel for the Company.

§10.04. Release Notwithstanding Default. The Company, while in possession of the Trust Estate (other than securities and cash held by the Trustee), may do any of the things enumerated in §10.01 notwithstanding that an Event of Default shall have happened and shall not have been remedied, and may do any of the things enumerated in §10.02 or §10.03 notwithstanding that it is in default in the performance of a covenant on its part to be performed under the Indenture, if in each case the Trustee, in its discretion, shall in writing expressly authorize or consent to such action, in which event the Certificate required by §10.02B need not contain the statement required by Clause (5) thereof.

§10.05. powers Exercisable by Trustee or Receiver. In case the Trust Estate (other than securities and cash held. by the Trustee) shall be in the possession of a receiver or trustee lawfully appointed, the powers in this Article conferred upon the Company with respect to the sale or other disposition and release of the Trust Estate may, to the extent permitted by applicable law, be exercised by such receiver or trustee (subject, in the cases specified in §10.04, to authorization or consent of the Trustee as provided therein), in which case a written request signed by said receiver or trustee shall be deemed the equivalent of a Resolution required by §10.02 or §10.03 and a certificate signed by such receiver or trustee shall be deemed the equivalent of any Certificate of the Company required by any provision of the Indenture. If the Trustee shall be in possession of the Trust Estate (other than securities and cash held by the trustee or other holder of a prior lien) under any provision of the Indenture, then- such powers may be exercised by the Trustee.

§10.06. Purchasers Protected. No purchaser in good faith of property purportedly released hereunder or disposed of without release pursuant to §10.01 shall be bound to ascertain the authority of the Trustee to execute the release or to inquire as to any facts required by the provisions hereof for the exercise of such authority, or to see to the application of any consideration paid by such purchaser.

§10.07 Taking of Substantially All of Trust Estate. If, while any of the Bonds are outstanding (except Bonds of any series which may be excluded from the benefits of the covenants of this §10.07), all, or substantially all of the property of the Company subject to the lien hereof shall be taken by the exercise of the power of eminent domain or be purchased by a state, municipality or other governmental authority in the exercise of a right which it had to purchase such property or be sold by the Company and released under the provisions of this Article, the Company will call for redemption and redeem all of the Bonds then outstanding hereunder. All cash and other property delivered to the Trustee on any such taking or release shall be held and applied to such redemption and shall not be subject to release hereunder.

Upon any redemption pursuant to this §10.07, except as otherwise expressly provided in respect of a particular series of Bonds in the supplemental indenture creating the same, the redemption price of the Bonds of the several series shall be the applicable price set forth in §9.04. In the case of Series A Bonds, the redemption price is the general redemption price set forth in said §9.04. The Bonds of each series shall be called for redemption on the earliest practicable date after such property is so released.

44

ARTICLE XI

Withdrawal of Trust Moneys

§11.01. Trust Moneys Defined. All moneys received by the Trustee upon the release of property from the lien of the Indenture, including all moneys received by the Trustee as compensation for any part of the Trust Estate taken by the exercise of the power of eminent domain or purchased by a public authority, and all moneys received by the Trustee as proceeds of the sale of or insurance upon any part of the Trust Estate, all moneys deposited with the Trustee pursuant to §5.01 in connection with the issue of additional Bonds, and all other moneys elsewhere herein provided to be held and applied as in this Article provided, and all moneys, if any, received by the Trustee the disposition of which is not elsewhere herein otherwise specifically provided for (such moneys being herein sometimes called “Trust Moneys”), expressly excluding, however, moneys deposited pursuant to §8.01 or §8.02 in respect of any Sinking or Improvement Fund, shall be held by the Trustee as a part of the Trust Estate, and upon default in the payment of the principal of any of the Bonds when and as the same shall become due and payable, whether by the terms thereof or by declaration or otherwise, as herein provided, said moneys shall, unless and until such default shall be remedied, be applicable only to the purposes specified in, and in accordance with the provisions of, §12.06; but, unless such a default shall have happened and shall not have been remedied, all or any part of said Trust Moneys, at the request and election of the Company, except as otherwise specifically provided herein, may be withdrawn from and shall be applied by the Trustee from time to time as provided in this Article XI.

§11.02. Withdrawal on Basis of Property Additions. Trust Moneys (other than moneys which are required under the provisions of §10.07 to be applied to the redemption of Bonds) may be withdrawn in an amount equal to 100% of the Net Amount of Property Additions then made the basis for such withdrawal (except that Trust Moneys deposited pursuant to §5.01 may be withdrawn only in an amount equal to 60% of the Net Amount of Property Additions then made the basis for such withdrawal) and shall be paid by the Trustee on the Written Order of the Company at any time and from time to time, upon receipt by and deposit with the Trustee of the following:

A. A Resolution of the Board requesting the withdrawal and payment of a specified amount of Trust Moneys, designating the Trust Moneys so to be withdrawn, and stating whether or not the same are Trust Moneys deposited pursuant to §5.131.

B. The Certificates, Opinions and Other Instruments which the Company would be required to furnish to the Trustee upon an application for the authentication and delivery of Bonds on the basis of a Net Amount of Property Additions under Article IV, but with the following variations and omissions of the instruments specified in §4.01:

(1) It shall not be necessary for the Company to deliver to the Trustee the Resolution required by §4.01A, or the data relating to Net Income required by Clauses (13), (14) and (15) or the certification and Certificate of Independent Accountants contemplated by Clause (18) of §4.01B, or the Supplemental Indenture required by §4.01E, or any of the certificates or parts of the Opinion of Counsel referred to in §4.01D (1), (5), (6) and (7) ; and if the amount of Trust Moneys to be withdrawn plus the amount of all other Trust Moneys withdrawn since the commencement of the then current calendar year is less than $10,000, the Certificate required by §4.01B may also omit Clause (17) thereof.

(2) In case of the withdrawal of the proceeds of insurance upon any part of the Trust Estate, but not otherwise, the Company may at its option omit from the computation of the Net Amount of Property Additions all deductions pursuant to §4.01B (8), (9), (10) and (11), and withdraw on the basis of the Gross Amount of Property Additions set forth in §4.01B (7).

(3) The Opinion of Counsel required by §4.01D shall contain an additional Clause stating that the instruments which have been or are therewith delivered to the Trustee conform to the requirements of this Indenture and constitute sufficient authority under this Indenture for the Trustee to pay over the Trust Moneys applied for.

45

§11.03. Withdrawal on Basis of Retirement of Bonds. Trust Moneys (other than moneys which are required under the provisions of §10.07 to be applied to the redemption of Bonds) may be withdrawn on the basis of the retirement of Bonds in an amount equal to the principal amount of the Bonds then made the basis of such withdrawal and shall be paid. by the Trustee upon the Written Order of the Company at any time and from time to time, upon receipt by and deposit with the Trustee of the following:

A. A Resolution of the Board, requesting the withdrawal and payment of a specified amount of Trust Moneys, and designating the Trust Moneys so to be withdrawn.

B. The Bonds, Certificates, Opinions and Other Instruments which the Company would be required to furnish to the Trustee upon an application for the authentication and delivery of Bonds under Article 171, but with the following variations or omissions of the instruments specified in §6.01:

(1) It shall not be necessary for the Company to deliver to the Trustee the Resolution required by §6.01A or the Opinion of Counsel required by §6.01D or the data relating to Net Income required by §6.01B (4) and (5), the Certificate and Other Evidence required by §6.01C or the Supplemental Indenture required by §6.01F.

C. An Opinion or Opinions of Counsel stating that the instruments which have been or are therewith delivered to the Trustee conform to the requirements of the Indenture and constitute sufficient authority under the Indenture for the Trustee to pay over the Trust Moneys applied for.

§11.04. Application of Trust Moneys to Payment on Redemption or Purchase of Bonds. Trust Moneys (other than moneys which are required under the provisions of §10.07 to be applied to the redemption of Bonds) shall be applied by the Trustee at any time and from time to time to the payment of the principal of Bonds upon redemption prior to maturity or upon the purchase of Bonds upon tender or in the open market or at private sale or upon any securities exchange or in any one or more of said ways, as the Company shall direct, upon receipt by and deposit with the Trustee of the following:

A. A Resolution of the Board requesting the application pursuant to the provisions of this §11.04 of a specified amount of Trust Moneys, designating the Trust Moneys so to he applied, and specifying the principal amount of Bonds and the series thereof to be redeemed and the redemption price which shall be the applicable price for the redemption of Bonds at the option of the Company set forth in §9.04, except as otherwise expressly provided in respect of a particular series of Bonds in the supplemental indenture creating the same, or, in case such moneys are to be applied to the purchase of Bonds, prescribing the method of purchase, the price or prices to be paid, which price or prices shall not exceed the then current redemption price for the redemption of Bonds at the option of the Company, and the maximum principal amount of Bonds and the series thereof to be purchased.

B. Cash sufficient in the opinion of the Trustee to cover the amount of the accrued interest, premium and other expenses, if any, required to be paid in connection with any such redemption or purchase, which cash shall be held by the Trustee in trust for such purpose, and, to the extent not required for such purpose, shall be repaid to the Company.

C. A Certificate of the Company stating that it is proper for the Trustee, under the provisions of this §11.04, to apply Trust Moneys in accordance with such Resolution of the Board.

§11.05. Deposit of Instruments in Lieu of Cash. Wherever in the Indenture provision is made for the deposit of cash with the Trustee which is subject to disposition as provided in this Article XI such cash need not actually be deposited if and to the extent that the Company shall at the time furnish to the Trustee all items necessary to withdraw such cash pursuant to the provisions of this Article XI. In such event, however, such cash shall, for the purposes of any reference in the Indenture to cash deposited with or received by the Trustee or withdrawn, be deemed to have been actually deposited with the Trustee and released or applied by it pursuant to this Article XI.

§11.06. Trust Moneys Held More Than Two Years to be Applied. Whenever any Trust Moneys shall not have been applied as provided in this Article XI within two (2) years after the receipt thereof by the Trustee, such cash, unless it shall amount to less than $25,000, shall be applied to the redemption of Bonds (at the respective redemption prices then applicable to the redemption of Bonds of the several series at the option of the Company) pro rata as between the several series of Bonds then outstanding which are redeemable in the ratio of the respective aggregate principal amounts of each such series outstanding at the aforesaid time.

§11.07. Disposition of Bonds. All Bonds delivered uncancelled to the Trustee and on the basis of which Trust Moneys are paid over, or for whose redemption or purchase Trust Moneys are applied, under this Article, when received by the Trustee, shall be immediately cancelled.

46

ARTICLE XII

Remedies of the Trustee and Bondholders

§12.01. Interest Not to be Extended. In case any claim for interest on any of the Bonds hereby secured shall have been funded or extended by or with the consent of the Company, such claim for interest so funded or extended shall not be entitled, in case of default hereunder, to the benefit or security of the Indenture, except subject to the prior payment in full of the principal of all the Bonds that shall be outstanding and of all claims for interest thereon that shall not have been so funded or extended. If any claims for interest on any of the Bonds at or after maturity shall be owned by the Company, then such matured claims for interest shall not be entitled to the benefit or security of the Indenture; and the Company covenants that all such claims for interest so owned by it at or after their maturity shall promptly be cancelled.

§12.02. Events of Default; Acceleration of Maturity. If one or more of the following events (herein called “Events of Default”) shall happen, that is to say:

A. default shall be made in the payment of any installment of interest on any Bond issued hereunder when and as the same shall become payable and such default shall continue for the period of fifteen days; or

B. default shall be made in the payment of the principal of any Bond issued hereunder when the same shall become due and payable either by the terms thereof or otherwise as herein provided; or

C. default shall be made in the observance or performance of any covenant, condition or agreement on the part of the Company contained in §7.05, §7.13, §7.14, §7.15, §7.17, §8.01 or 18.02 or in the provisions for any other sinking, amortization, improvement, renewal or other analogous fund established hereunder; or

D. default shall be made in the observance or performance of any other of the covenants and agreements and conditions on the part of the Company in the Bonds hereby secured or in the Indenture contained and such default shall continue for the period of thirty days after written notice specifying such default shall have been given to the Company by the Trustee, or to the Company and the Trustee by the holders of 25% in principal amount of the Bonds then outstanding; or

E. (i) a court of competent jurisdiction shall make an order not vacated or stayed within sixty (60) days from the date of entry thereof (a) adjudicating the Company a bankrupt, (b) appointing a trustee or receiver of the Company or of any of its properties, or (c) approving a petition for or effecting an arrangement in bankruptcy, a reorganization pursuant to the Federal Bankruptcy Act or any other judicial modification or alteration of the rights of the holders of the Bonds, or of other creditors of the Company, or (ii) the Company shall itself (a) file any petition or (b) take or consent to any other action, seeking any such judicial order, or (iii) the Company shall make an assignment for the benefit of its creditors; or

F. final judgment for the payment of money in excess of $25,000 shall be rendered against the Company or a Subsidiary and the same shall remain undischarged for a period of sixty days during which execution shall not be effectively stayed; or

G. any change shall occur in the laws of the United States or of the Commonwealth of Pennsylvania, either by statutory enactment or by judicial decision, whereby any tax, assessment, lien or charge upon the Trust Estate, or the interest of the Trustee or Bondholders in the Trust Estate, or upon this Indenture or the debt secured hereby, may be imposed upon the Trustee or the Bondholders; provided, however, that the Company is hereby given the option of paying any such tax if the amount thereof together with interest on the Bonds shall not exceed interest at the highest lawful rate permitted by the laws of the Commonwealth of Pennsylvania governing the amount of interest that may be charged on the Bonds and if the payment thereof by the Company would not otherwise be unlawful; and if the Company shall make payment of such taxes as aforesaid as the same become clue and payable, no default shall ensue by reason of the provisions of this paragraph G;

47

then, and in every such case, if such default or defaults shall not have been remedied, the Trustee, by notice in writing to the Company, may, and upon the written request of the holders of at least 25% in principal amount of the Bonds then outstanding, shall, by notice in writing to the Company, declare the principal of and interest on all the Bonds to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable, anything in the Indenture or in the Bonds contained to the contrary notwithstanding.

§12.03. Entry. In case one or more of the Events of Default shall happen and shall not have been remedied, the Trustee, personally or by agents or attorneys, may enter into and upon all or any part of the Trust Estate and may exclude the Company, and all persons claiming under the Company, therefrom; and the Trustee shall be entitled to collect and receive all earnings, income, rents, issues and profits of the same and every part thereof. Such earnings, income, rents, issues and profits shall be applied to pay the expenses of holding and operating the Trust Estate and of conducting the business thereof, and of all maintenance, repairs, renewals, replacements, alterations, additions, betterments and improvements, and to make all payments which the Trustee may be required or may elect to make, if any, for taxes, assessments, insurance and other prior or proper charges upon the Trust Estate or any part thereof, and to set up such reasonable reserves as the Trustee may deem advisable for taxes, assessments, interest and other prior or proper charges, and to make all other payments which the Trustee may be required or authorized to make under any provision of the Indenture, as well as just and reasonable compensation for the services of the Trustee. The remainder of such income, rents, issues, and profits shall be applied as herein provided in the case of a sale of the Trust Estate.

§12.04. Power of Sale; Suits for Enforcement. In case one Or more of the Events of Default shall happen and shall not have been remedied, the Trustee, by agents or attorneys, with or without entry may and upon the written request of the holders of a majority in principal amount of the Bonds then outstanding shall:

(a) to the extent permitted by applicable law sell to the highest bidder all and singular the Trust Estate, such sale to be made at public auction at such place or places and at such time or times and upon such terms as the Trustee may fix in compliance with law and briefly specify in the notice of sale to be given as herein provided or as may be required by law; or

(b) proceed to protect and enforce its rights and the rights of the Bondholders under the Indenture, by a suit or suits in equity or at law, whether for the specific performance of any covenant herein contained, or in aid of the execution of any power herein granted, or for the foreclosure of the Indenture or for the enforcement of any other legal or equitable right, as the Trustee, being advised by counsel, shall deem most effectual to enforce any of its rights or to perform any of its duties hereunder.

§12.05. Notice of Sale. Notice of any sale under the power of sale herein granted shall state the time when and the place where the same is to be made, and shall contain a brief description of the property to be sold, and shall be sufficiently given if published once in each of four successive calendar weeks prior to such sale in one Authorized Newspaper in each County in which any of such property is located (upon any day of the week in any such newspaper, the first publication to be made not less than thirty days nor more than sixty days prior to such sale), and in such other manner as may be required by law. The Trustee may from time to time adjourn any sale to be made under the power of sale granted by the Indenture, by announcement at the time and place appointed for such sale or for any adjournment thereof; and without further notice or publication except such as may be required by applicable law, may make such sale at the time and place to which the same shall have been so adjourned.

48

§12.06. Deeds to Purchasers; Application of Bonds towards Purchase Price; Application of Proceeds. The Trustee is hereby irrevocably appointed the true and lawful attorney of the Company, in its name and stead, to make all necessary deeds and conveyances of any property sold under the Indenture; and for that purpose the Trustee shall execute all necessary deeds and instruments of assignment and transfer, the Company hereby ratifying and confirming all that its said attorney shall lawfully do by virtue hereof.

Any such sale or sales made under or by virtue of the Indenture, whether under the power of sale herein granted or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of the Company of, in and to the property so sold, and shall be a perpetual bar, both at law and in equity, against the Company, its successors and assigns, and against any and all persons claiming or who may claim the property sold, or any part thereof, from, through or under the Company, its successors or assigns.

The receipt of the Trustee or of the court officer conducting any-such sale shall be a full and sufficient discharge to any purchaser of any property sold as aforesaid for the purchase money; and no such purchaser, or his representatives, grantees or assigns, after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money upon or for any trust or purpose of the Indenture, or in any manner whatsoever be answerable for any loss, misapplication or non-application of any such purchase money or any part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

In case of any sale as aforesaid of the Trust Estate or any part thereof, any Bondholder or the Trustee may bid for and purchase the property offered for sale, and any purchaser shall be entitled, for the purpose of making settlement or payment for the property purchased, to use and apply any Bonds then outstanding and any claims for interest, in order that there may be credited thereon the slims payable out of the net proceeds of such sale to the holder of such Bonds and claims for interest, subject to the provisions of §12.01, as its ratable share of such net proceeds.

In case of any sale of the Trust Estate, or any part thereof, whether made under the power of sale herein granted or by virtue of judicial proceedings, the principal of and accrued interest on all the Bonds-then outstanding, if not already due, shall immediately become due and payable, anything in the Bonds or in the Indenture to the contrary notwithstanding.

The purchase money, proceeds and avails of any such sale shall be applied as follows:

First: To the payment of the costs and expenses of such sale, including a reasonable compensation to the Trustee, its agents, attorneys and counsel, and of all charges, expenses and liabilities incurred (and all advances made) by the Trustee in managing and maintaining the Trust Estate or in executing any trust or power hereunder, and, if in conformity with applicable law, to the payment of all taxes, assessments or liens prior to the lien of the Indenture, except any taxes, assessments or other superior liens subject to which such sale shall have been made;

Second: To the payment of the whole amount then due and unpaid upon the Bonds then outstanding, for principal and interest, with accrued interest on the principal, and with interest (so far as may be lawful) on the overdue installments of interest at the rate of 9% per annum; and in case such proceeds shall be insufficient to pay in full the whole amount so due and unpaid upon the Bonds, then to the payment of such principal and interest, without preference or priority of principal over interest or of interest over principal or of any installment of interest over any other installment of interest, or of any Bond over any other Bond, ratably according to the aggregate so due for such principal and the accrued and unpaid interest, at the date fixed by the Trustee for the distribution of such moneys; and

Third: The surplus, if any, shall be paid to the Company, its successors, or assigns, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

Any other sums which may be held by the Trustee as part of the Trust Estate at the time of such application of the purchase money, proceeds and avails of any such sale, as aforesaid, shall be applied, together with such purchase money, proceeds and avails, in the manner provided in the foregoing Paragraphs First, Second and Third, but shall not be separately so applied except as expressly provided herein.

49

§12.07. Collection of Indebtedness by Trustee. The Company covenants that, if an Event of Default shall happen and be continuing, upon demand of the Trustee, the Company will pay to the Trustee for the benefit of the holders of the Bonds in respect of which default shall be made, the whole amount due and payable on all such Bonds, for principal, premium, if any, and interest; and, in case the Company shall fail to pay the same forthwith upon such demand, the Trustee, in its own name, and as trustee of an express trust, shall be entitled to recover judgment for the whole amount so due and unpaid.

The provisions of this §12.07 are subject to the limitation that, if by the commencement of an action to recover judgment for any amount due and unpaid upon the Bonds or hereunder, or by the exercise of any other remedy prior to or concurrently with the proceedings to enforce the lien of the Indenture, the lien of the Indenture or the security hereby provided for would be surrendered, waived or lost, the Trustee shall not have the power to commence such action or so to exercise such other remedy.

12.08. Limitation on Suits under Indenture by Bondholders. No holder of any Bond issued hereunder shall have any right to institute any suit, action or proceeding at law or in equity for the foreclosure of the Indenture, for the execution of any trust hereunder or for the appointment of a receiver or for any other remedy hereunder, unless

(a) such holder shall have previously given to the Trustee written notice of the occurrence of an Event of Default, as hereinbefore provided; and

(b) the holders of at least 25% in principal amount of the Bonds then outstanding shall have filed a written request with the Trustee to exercise the powers hereinbefore granted or to institute such action, suit or proceedings in the name of the Trustee; and

(c) said holders shall have tendered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities to be incurred by compliance with such request; and

(d) the Trustee shall have refused or omitted to comply with such request after reasonable opportunity so to do.

1.2.09. No Limitation on Suits on Bonds; Remedies Cumulative; Delay not to Impair Remedies. Nothing in the Indenture or in the Bonds contained shall affect or impair the obligation of the Company, which is absolute and unconditional, to pay at the date of maturity and place therein expressed the principal of and interest on the Bonds to the respective holders of the Bonds, or affect or impair the right of action, which is also absolute and unconditional, of such holders to enforce such payment.

Except as herein expressly provided to the contrary, no remedy herein conferred upon or reserved to the Trustee or to the holders of the Bonds is intended to be exclusive of any other remedy but each and every such remedy shall, to the extent permitted by applicable law, be cumulative and shall be in addition to every other remedy given here-under or now or hereafter existing at law or in equity or by statute.

No delay or omissions of the Trustee or of any holder of Bonds to exercise any right or power arising upon the happening of any Event of Default shall impair any right or power or shall be construed to be a waiver of any such default or an acquiescence therein; and every power and remedy given by this Article to the Trustee or to the Bondholders may be exercised from time to time and as often as may be deemed expedient by the Trustee or by the Bondholders.

All rights of action under the Indenture may be enforced by the Trustee without the possession of any of the Bonds or in the production thereof on the trial or other proceedings, and any such suit or proceedings instituted by the Trustee shall be brought in its name.

Upon commencement of judicial proceedings by the Trustee to enforce any right under the Indenture, the Trustee shall be entitled, to the extent permitted by law, to exercise the right of entry, and also any and all rights and powers herein conferred and provided to be exercised by the Trustee upon the occurrence and continuance of any Event of Default; and, as a matter of right, the Trustee shall be en-titled to the appointment of a receiver of the premises hereby mort-gaged, and of the earnings, revenue, rents, issues, profits and other income thereof and therefrom, with all such powers as the court or courts making such appointment shall confer.

50

§12.10. Directions by Bondholders. Anything contained in the Indenture to the contrary notwithstanding, the holders of at least a majority in principal amount of the Bonds at the time outstanding shall have the right, at any time, by instrument or instruments in writing executed and delivered to the Trustee, to direct the method, time and place of conducting all proceedings to be taken for any sale of the Trust Estate or for the foreclosure of the Indenture or for the appointment of a receiver or any other proceedings hereunder; provided, however, that such direction shall not be unjustly prejudicial to the holders of Bonds not parties to such direction, and shall not be otherwise than in accordance with law and the provisions of the Indenture.

§12.11. Waiver of Appraisement, Etc., Laws. The Company agrees, to the full extent that it may lawfully so agree, that it will not at any time insist upon or plead or in any manner whatever claim or take the benefit or advantage of any appraisement, valuation, stay, extension or redemption law now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of the Indenture or the absolute sale of the Trust Estate or the possession thereof by any purchaser at any sale made pursuant to any provision hereof, or pursuant to the decree of any court of competent jurisdiction; but the Company, for itself and all who may claim through or under it, so far as it now or hereafter lawfully may, hereby waives the benefit of all such laws. The Company, to the full extent that it may lawfully do so, for itself and all who may claim through or under it, waives any and all right to have the property included in the Trust Estate marshalled upon any foreclosure of the lien hereof, and agrees that any court having jurisdiction to foreclose such lien may sell the Trust Estate as an entirety.

§12.12. Limitations of Individual Liability. No recourse under or upon any obligation, covenant or agreement contained in the Indenture, or in any Bond thereby secured, or because of any indebtedness thereby secured, shall be had against any incorporator, or against any past, present or future stockholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise; it being expressly agreed and understood that the Indenture, any indenture supplemental thereto and the obligations thereby secured, are solely corporate obligations, and that no personal liability whatever shall attach to, or be incurred by, such incorporators, stockholders, officers, or directors, as such, of the Company or of any successor poration, or any of them, because of the incurring of the indebtedness thereby authorized, or under or by reason of any of the obligations, covenants or agreements contained in the Indenture or in any indenture supplemental thereto or in any of the Bonds thereby secured, or implied therefrom.

§12.13. Bonds Held by Company not Entitled to Distribution. No Bonds owned or held by, for the account of or for the benefit of the Company or any other obligor on the Bonds (other than Bonds pledged to secure an obligation) shall be deemed entitled to share in any payment or distribution provided in this Article XII, provided that the Trustee shall be protected in making any such payment or distribution unless it shall have actual knowledge that the Bonds in respect of which such payment or distribution is made are so owned or held.

51

ARTICLE XIII

Supplemental Indentures

§13.01. Supplemental Indentures. The Company, pursuant to resolutions adopted by its Board of Directors, may, at any time and from time to time, subject to the conditions and restrictions in this Indenture contained, execute an indenture or indentures supplemental hereto, which thereafter shall form a part hereof, for any one or more or all of the following purposes

(a) To add to the conditions, limitations and restrictions of the authorized amount, terms, provisions, purposes of issue, authentication and delivery of Bonds, other conditions, limitations and restrictions thereafter to be observed with respect to the Bonds or any one or more series thereof.

(b) To add to the covenants and agreements of the Company in this Indenture contained, other covenants and agreements thereafter to be observed.

(c) To recite an issuance of additional Bonds of any series or to provide for the creation of any series of Bonds.

(d) To evidence the succession of another corporation to the Company, or successive successions, and the assumption by a successor corporation of the covenants and obligations of the Company, and the acceptance by a successor corporation of the provisions contained in the Bonds issued hereunder and in this Indenture and in any and every supplemental indenture.

(e) To convey, transfer and assign to the Trustee, and to subject to the lien of the Indenture, with the same force and effect as though included in the granting clauses hereof, additional properties, rights and franchises hereafter acquired by the Company; or to correct the description of any property hereby mortgaged or pledged or intended so to be.

(f) To cure any ambiguity, or to cure, correct or supplement any defect or inconsistent, provision contained in the Indenture.

(g) With the consent of the Trustee, to add to the powers, duties or obligations of the Trustee or to add provisions with respect to the appointment, qualification or disqualification of any person to act as Trustee or Co-Trustee or as an additional trustee under the Indenture, including requirements which would at the time be required in an indenture then to be qualified under the Trust Indenture Act of 1939 as then amended, or under other legislation enacted in substitution therefor, except that nothing herein contained shall permit or authorize the inclusion in any indenture supplemental hereto of the provisions referred to in Section 316(a) (2) of said Trust Indenture Act of 1939 or any corresponding provision provided for in any similar Federal statute hereafter in effect.

(h) If and to the extent authorized by the written consent of the holders of at least 66% in principal amount of each series of the Bonds at the time outstanding and entitled to consent, to change and modify the rights and obligations of the Company and of the holders of the Bonds or to make such other changes in or additions to the provisions of the Indenture as may be deemed necessary or advisable, provided that no such change or modification shall (a) alter or impair the obligation of the Company to pay the principal of, premium, if any, and interest on any Bond at the time and place and at the rate and in the currency provided therein, without the consent of the holder of such Bond, (b) permit the creation by the Company of any mortgage, or lien in the nature of a mortgage, ranking prior to or pari passu with the lien of the Indenture, or alter adversely to the Bondholders the character of the lien of the Indenture, or alter Granting Clause VIII, except as in the Indenture otherwise expressly provided, unless the creation of such mortgage or lien, or such alteration of the lien of the Indenture, be consented to by the holders of all outstanding Bonds, (c) affect the Trustee unless consented to by the Trustee or (d) permit a reduction of the percentage required for any change or modification of the Indenture, without the consent of the holders of all outstanding Bonds.

(i) To make such provision in regard to matters or questions arising under the Indenture as may be necessary or desirable and not inconsistent with the Indenture.

52

§13.02. Trustee Authorized to Execute. The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make the further agreements and stipulations which may be therein contained, and to accept the conveyance, transfer, assignment, mortgage and/or pledge of such property thereunder.

§13.03. Notation on Bonds. In case any supplemental indenture shall have been executed for the purpose and pursuant to the consent specified in §13.01 (h) no notation of such consent on any Bond shall be necessary; and any written consent shall be conclusive and binding on the holders and all future holders and owners of the Bonds. If the Company or the Trustee shall so determine, new Bonds so modified as in the opinion of the Trustee and the Company (such opinion to be conclusively evidenced by the execution and authentication thereof) to give effect to the provisions of such supplemental indenture, shall be prepared, authenticated and delivered upon the demand of the holder of any Bond then outstanding, in exchange for and upon surrender of such outstanding Bond; and such exchange shall be made without cost to such holder.

ARTICLE XIV

Concerning the Trustee

The Trustee accepts the trust hereunder and agrees to perform the same, but only upon the terms and conditions hereof, including the following, to all of which the Company and the respective holders of the Bonds at any time outstanding by their acceptance thereof agree:

§14.01. Duties of Trustee; Limitations. (A) The Trustee undertakes, except while an Event of Default shall have occurred and be continuing, to exercise such duties and only such duties as are specifically set forth in this Indenture, and, while such an Event of Default shall have occurred and be continuing (subject to the provisions of §14.01(B) and §14.03), to exercise such of the rights and powers as are vested in it by the Indenture, and to use the same degree of care and skill in their exercise as a prudent man would do or use under the circumstances in the conduct of his own affairs.

(B) The Trustee shall not be personally liable save for its own negligent action, its own negligent failure to act, or its own wilful misconduct. No provision of the Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that:

(1) unless an Event of Default shall have occurred and be continuing, the Trustee shall not be liable except for the performance of such duties as are specifically set forth in the Indenture; and

(2) unless an Event of Default shall have occurred and be continuing, in the absence of bad faith on its part, the Trustee may rely conclusively, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions conforming to the requirements of the Indenture; and

(3) the Trustee shall not be personally liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts, and no implied covenants or obligations shall be read into the Indenture against the Trustee, but the duties and obligations of the Trustee shall be determined solely by the express provisions of the Indenture; and

(4) the Trustee shall not be personally liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than such percentage in principal amount of the Bonds at the time outstanding as are entitled under the provisions of this Indenture so to direct the taking or omission of such action; and

(5) the Trustee shall not be responsible in any manner whatsoever for the correctness of the recitals herein or in the Bonds (except the certificate of authentication thereon), all of which recitals are made solely by the Company; and the Trustee shall not be responsible or accountable in any manner whatsoever for or with respect to the validity or execution or sufficiency of the Indenture, or of the Bonds, or for the value of the property subject to the lien of this Indenture or any part thereof, or for the title of the Company thereto, or for the security afforded thereby and hereby, or for the validity of any securities at any time held hereunder, or for the use or application by the Company of any Bonds authenticated and delivered hereunder or of the proceeds of such Bonds, or for the use or application of any moneys paid over by the Trustee in accordance with any provisions of the Indenture.

§14.02. Trustee May Act Through Agents. The Trustee may execute the powers herein and perform any duties required of it hereunder by or through its attorneys, agents, receivers or employees, and shall be entitled to receive advice of legal counsel concerning all matters herein. and its duties hereunder, and may in all cases pay such reasonable compensation as it shall deem proper to all such attorneys, agents, receivers, and employees as may reasonably be so employed, and the Company covenants and agrees upon demand to repay all such outlays and expenditures so incurred.

53

§14.03. Request and Indemnity. The Trustee shall be under no obligation to take any action for the enforcement of any covenant, right, or remedy herein contained or otherwise, unless requested thereunto in writing by the holders of at least a majority in principal amount of the Bonds and unless such holders shall have tendered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred in connection with such action.

§14.04. Reliance on Documents. The Trustee shall be protected in acting upon any notice, request, consent, certificate, order, affidavit, letter, telegram, or other paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and in no case shall the Trustee be liable for any action taken by it or omission to act (if such action or omission be in good faith and be believed by it to be within the discretion or power conferred upon it by the Indenture) or be responsible for the consequences of any oversight or error of judgment on its part, and the Trustee shall be answerable only for its own acts, omissions, neglects, or defaults and not for those of any person employed and selected by it with reasonable care, nor for any loss unless the same shall happen through its own wilful misconduct, nor for any action or inaction or matter whatsoever, except for its own wilful misconduct.

§14.05. Reliance Upon Counsel, Accountants, Certificates of Company, etc. The Trustee may, in relation to this Indenture and the performance of its duties hereunder, act upon the opinion or advice of any attorney-at-law, surveyor, engineer, accountant, or expert, whether retained by it, by the Company, or otherwise, and shall not be responsible for any loss resulting from any action or non-action in accordance with such opinion or advice.

As to the existence or non-existence of any fact, or as to the sufficiency or validity of any instrument, paper, or proceeding, the Trustee shall be entitled to rely upon a Certificate of the Company.

§1.4.06. Bondholders May Examine Documents Filed With Trustee. The Trustee is authorized at any time to permit any holder of the Bonds to inspect any statement or other document filed by the Company with it, as Trustee under the Indenture.

§14.07. Trustee May Be Owner Or Pledgee of Bonds. The Trustee, in its individual or any capacity may become the owner or pledgee of Bonds secured hereby with the same rights it would have if it were not Trustee.

§14.08. Trustee Makes No Representations As To Certain Matters. The recitals of fact contained herein and in the Bonds (other than the Trustee’s certificate of authentication) shall be taken as the statements of the Company and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the value of the mortgaged and pledged property or any part thereof, or as to the title of the Company thereto or as to the validity or adequacy of the security afforded thereby and hereby, or as to the validity of this Indenture or of the Bonds issued hereunder.

§ 14.09. Compensation. The Company covenants to pay to the Trustee reasonable compensation for all services rendered hereunder. The Trustee shall have a lien prior to any other indebtedness secured hereby upon the Trust Estate for its reasonable compensation, advances, expenses, and counsel fees incurred in and about the performance of powers and duties hereunder, and the costs and expenses of defending against any liability in the premises of any character whatsoever, and the Company hereby covenants and agrees to pay to the Trustee such compensation, advances, counsel fees, and other expenses reasonably made or incurred in and about the performance of such duties and powers.

§ 14.10. Resignation; Removal. The Trustee may at any time resign from the trusts hereby created by giving thirty days’ written notice to the Company and to the holders of the Bonds and such resignation shall take effect at the end of said thirty days. Such notice shall be mailed to each holder of the Bonds by registered mail to the last address of such holder appearing on the registry books for the Bonds.

54

The Trustee may be removed at any time by an instrument or concurrent instruments in writing, delivered to the Trustee and to the Company, and signed by the holders of not less than a majority in principal amount of the Bonds.

In case the Trustee shall resign or be removed or be or become incapable of acting hereunder, a successor may be appointed by the holders of not less than a majority in principal amount of the Bonds by an instrument or concurrent instruments in writing signed by the holders of not less than a majority in principal amount of the Bonds, provided, nevertheless, that in case of such vacancy the Company may appoint a Trustee to fill such vacancy until a successor Trustee shall be appointed in the manner above provided; and any such temporary Trustee so appointed by the Company shall immediately and without further act be superseded by the Trustee so appointed by the holders of the Bonds. Every such successor Trustee so appointed by the Company or by the holders of the Bonds, shall be a bank or trust company in good standing, doing business in the Commonwealth of Pennsylvania, or the Borough of Manhattan, The City of New York, and having a capital and surplus of not less than $50,000,000, if there be such a bank or trust company willing, qualified, and able to accept the trust upon reasonable and customary terms. If no such bank or trust company is willing, qualified, and able to accept the trust upon reasonable and customary terms, then any person, firm, or corporation authorized to accept and execute trusts and qualified to act hereunder may be appointed as successor Trustee. Every appointment of a successor Trustee hereunder shall be in writing or concurrent writings executed by the person or persons entitled to make such appointment, in the manner required for the execution of deeds of trust in the jurisdiction or jurisdictions in which the Trust Estate is located, and thereupon the Trust Estate shall become vested in such successor so appointed, in trust, as aforesaid, with all the rights, powers, and authorities conferred hereby upon the Trustee hereunder to the same extent as if made an original party hereto.

In case of the appointment of a successor Trustee pursuant to the foregoing provisions, the Company agrees to pay all costs and expenses of effecting such substitution.

§ 14.11. Merger or Consolidation of Trustee. Any corporation into which the Trustee may be merged or with which it may be consolidated or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, or any corporation which shall otherwise become the lawful successor to the assets and business of the Trustee as an entirety or substantially as an entirety, shall be the successor of the Trustee hereunder without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein contained to the contrary notwithstanding, provided such corporation shall be a corporation which would be qualified to be appointed as successor Trustee under § 14.10.

§ 14.12. Co-Trustee. At any time or times, in order to conform to any legal requirements, the Trustee and the Company shall have power to appoint, and upon request of the Trustee, the Company shall join with the Trustee in the execution and delivery of all instruments and the performance of all acts necessary or proper to appoint, another trust company or bank or one or more persons, approved by the Trustee, either to act as co-trustee or co-trustees of all or any part of the Trust Estate jointly with the Trustee, or to act as substitute trustee or trustees of any part of the same, and in any case with such or all of the powers, rights, duties, obligations and immunities hereby conferred or imposed on the Trustee as may be specified in the instrument of appointment, and for such term, if any limitation is placed thereon, as may be specified in the instrument of appointment, the same to be exercised jointly with the Trustee, except to the extent that under any law of any jurisdiction in which any particular act or acts are to performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or co-trustees or substitute trustee or trustees ; and, if an Event of Default shall have happened and shall not have been remedied or if the Company shall fail to join with the Trustee in any such appointment within five days after being requested by the Trustee so to do, the Trustee shall have power, without any action on the part of the Company and without the necessity of the execution of any such instrument of appointment by the Company, to appoint such co-trustee or co-trustees or substitute trustee or trustees as aforesaid, and to execute all instruments and perform all acts necessary or convenient and proper for such purpose. The Trustee may receive an Opinion of Counsel as to the necessity or propriety of appointing any such co-trustee or substitute trustee and as to the form and effect of any such instrument to be executed or any act to be taken to effect such appointment and as to any other matter arising under this Section, and, subject to the provisions of §14.01, such opinions shall be full protection to the Trustee for any action taken or omitted to be taken by it pursuant thereto.

55

ARTICLE XV

Discharge of Mortgage

§15.01. Discharge of Mortgage. The Trustee shall forthwith cause satisfaction and discharge of the Indenture to be entered upon the record at the cost and charge of the Company, upon receipt by and deposit with the Trustee of the following:

A. Cash, in trust, at or before maturity, sufficient to pay the principal and interest to become due on all Bonds then outstanding and any premium which may be clue and payable thereon, at the times and in the manner stipulated therein; provided, however, that in lieu of all or any part of such cash, the Company shall have the right to deliver to and deposit with the Trustee Bonds outstanding hereunder for cancellation by the Trustee, such Bonds thereupon to be deemed to be paid and retired.

B. A Written Order of the Company, expressed to be irrevocable, authorizing the Trustee to give notice of redemption of the Bonds, if any, to be redeemed, or proof satisfactory to the Trustee that said notice has been given.

C. Cash sufficient to pay all other sums payable hereunder by the Company.

D. An Opinion of Counsel stating that all conditions precedent which relate to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the Company will reimburse and indemnify the Trustee for and hold it harmless against any loss, liability or expense, incurred without negligence or bad faith on the part of the Trustee, arising out of or in connection with the acceptance or administration of this trust.

ARTICLE XVI

Miscellaneous Provisions

§16.01. Successors and Assigns. Whenever in the Indenture either of the parties hereto is named or referred to, this shall be deemed to include the successors or assigns of such party, and all the covenants and agreements in the Indenture contained by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the benefit of the respective successors and assigns of such party, whether so expressed or not.

§16.02. Counterparts. This Indenture may be executed in several counterparts, all or any of which may be treated for all purposes as one original and shall constitute and be one and the same instrument.

§16.03. Notices. Any notice or demand by the Trustee to or upon the Company shall be sufficiently given or made if sent by registered mail to the

Company, addressed to it at the address of the Company set forth at the head of this Indenture, or at such other address as may have been furnished in writing to the Trustee by the Company.

§16.04. Headings Not to Affect Construction. The headings of the Articles and Sections herein are for convenience only and shall not affect the construction hereof.

§16.05. Date of Instrument. The date of this Indenture, July 15, 1971, is used for convenience only. The actual date of the execution of this Indenture is July 9, 1971.

§16.06. Schedules Referred to in Granting Clauses.

56

SCHEDULE A

Real Estate

1. All that certain plot, piece or parcel of land situate, lying and being in the Borough of Milford, County of Pike and Commonwealth of Pennsylvania, being the premises which the Drake Holding Co. Inc. by deed dated October 15, 1926 and recorded November 3, 1926 in the Office of the Recorder of Deeds of Pike County in Liber 79, Page 244, of Deeds, granted and conveyed to the Company, together with all that right, privilege and easement also conveyed to the Company by said deed;

2. All that certain plot, piece or parcel of land situate, lying and being in the Town of Westfall, County of Pike and Commonwealth of Pennsylvania, being’ the premises which Paul Holtz by deed dated January 8, 1937 and recorded January 8, 1937 in the Office of the Recorder of Deeds of the County of Pike in Liber 90, Page 578, of Deeds, granted and conveyed to the Company;

3. All that certain plot, piece or parcel of land situate, lying and being in the Borough of Milford, County of Pike and Commonwealth of Pennsylvania, being the premises which Frank Ludwig, for himself and as Executor of the Estate of Carolyn S. Ludwig, Beatrice C. Griffin and Frank Griffin, J. Worden Reser and Marie Reser, Gladys C. Litts and William Litts, and Percy W. Reser and Ann W. Reser by deed dated October 11, 1951 and recorded January 4, 1952 in the Office of the Recorder of Deeds of the County of Pike in Liber 116, Page 351, of Deeds, granted and conveyed to the Company.

SCHEDULE B

Electric Sub-Stations

1. The electric sub-station located in the Borough of Milford, County of Pike, Commonwealth of Pennsylvania on the land described as Parcel No. 1 in Schedule A;

2. The electric distribution sub-station located in the Town of Westfall, County of Pike, Commonwealth of Pennsylvania on the land described as Parcel No. 2 in Schedule A.

SCHEDULE C-1

Electric Transmission Lines

Electric transmission line #7, consisting of poles and fixtures, overhead conductors and devices, starting on the common border of the State of New York and the Commonwealth of Pennsylvania and running through the Borough of Milford, Town of Westfall, Matamoras and Town of Milford, County of Pike, Commonwealth of Pennsylvania.

SCHEDULE C-2

Electric Distribution Systems

Various electric distribution plant and facilities, consisting of poles, towers and fixtures, overhead conductors and devices, line trans-formers, services, meters and street lighting and signal systems located in Dingmans, Matamoras, the Towns of Milford and Westfall and the Borough of Milford, County of Pike, Commonwealth of Pennsylvania.

SCHEDULE D

Gas Holders and Gas Distribution
Control Equipment

None.

57

SCHEDULE E

Gas Distribution Systems

Various gas distribution plant and facilities, consisting of gas mains, services, meters and pumping and regulating equipment located in Matamoras and the Town of Westfall, County of Pike, Commonwealth of Pennsylvania.

In Witness Whereof, Pike County Light & Power Company, party of the first part, has caused this Indenture to be signed in its corporate name by its President or a Vice President and its corporate seal to be hereunto affixed and attested by its Secretary or an Assistant Secretary and Bankers Trust Company, the party of the second part, in evidence of its acceptance of the trust hereby created, has caused this Indenture to be signed in its corporate name by one of its Assistant Vice Presidents and its corporate seal to be hereunto affixed and attested by one of its Assistant Secretaries, all as of the day and year above written.

Pike County Light & Power Company

By /s/ James F. Smith

Vice President

[Corporate Seal]

Attest: /s/ [unknown signator]

Assistant Secretary

Bankers Trust Company

By /s/ S. Burg

Assistant Vice President

[Corporate Seal]

Attest: /s/ [unknown signator]

Assistant Secretary

58

Commonwealth of Massachusetts

ss.:

County of Suffolk

On the 9th day of July, 1971, before me personally came James F. Smith, to me known, who, being by me duly sworn, did depose and say that he resides at 2 Powder Hill Road, Lynnfield, Massachusetts; that he is a Vice President of Pike County Light & Power Company, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.

/s/ [unknown signator]

State of New York

ss.:

County of New York

On the 9th day of July, 1971, before me personally came S. Burg, to me known, who, being by me duly sworn, did depose and say that he resides at 2347 Tiebout Avenue, Bronx, New York; that he is an Assistant Vice President of Bankers Trust Company, one of the corporations described in. and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

/s/ Frances Mercica

Frances Mercica

Notary Public, State of New York

No. 41-2662560

Qualified in Queens County

Certificate filed in New York County

Commission Expires March 30, 1973

*	This Table of Contents is not part of the Indenture of Mortgage as executed.